MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.





FUND LOGO





Annual Report

January 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ASSET BUILDER PROGRAM, INC.



Important
Tax Information

Fundamental Value Portfolio*
Of the ordinary income distributions paid by the Fundamental Value Portfolio to shareholders of record on July 9, 1998 and December 15, 1998, 17.49% and 100%, respectively, qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid long-term capital gains distributions of $.047674 and $.563331 per share to shareholders of record on July 9, 1998 and December 15, 1998, respectively.

Global Opportunity Portfolio
Of the ordinary income distributions paid by the Global Opportunity Portfolio to shareholders of record on July 9, 1998, 7.64% qualifies for the dividends recevied deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Portfolio during the fiscal year.

US Government Securities Portfolio*
Of the net investment income distributions paid monthly by the US Government Securities Portfolio during the fiscal year ended January 31, 1999, 15.62% is attributable to income from Federal obligations. None of these monthly distributions qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid a short-term capital gains distribution of $.120644 per share and a long-term capital gains distribution of $.052656 per share to shareholders of record on December 22, 1998.

Quality Bond Portfolio*
Of the net investment income distributions paid monthly by the Quality Bond Portfolio during the fiscal year ended January 31, 1999, 10.91% is attributable to income from Federal obligations.
None of the monthly distributions qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid a short-term capital gains distribution of $.055244 per share and a long-term capital gains distribution of $.013743 per share to shareholders of record on December 22, 1998.

Growth Opportunity Portfolio*
Of the ordinary income distributions paid by the Growth Opportunity Portfolio to shareholders of record on July 9, 1998 and December 15, 1998, 17.42% and 53.86%, respectively, qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid long-term capital gains distributions of $.011744 and $.277660 per share to shareholders of record on July 9, 1998 and December 15, 1998, respectively.

[FN]
*All long-term capital gain distributions paid by the Portfolios are subject to the 20% tax rate.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Merrill
Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 7--16 of this report to shareholders.

Fundamental Value Portfolio
Fiscal Year in Review
The year ended January 31, 1999 was characterized by significant stock market volatility. Early in the period, investors' lingering concerns regarding the potential fallout from the Asian crisis constrained share price performance. These fears subsided at mid-year as reassuring economic statistics were released, causing the equity market to soar to record highs. The market subsequently entered a turbulent period in August and September, reflecting a confluence of adversities: mounting economic strains in Russia and Brazil; the near collapse of a high-profile hedge fund; and a softening of economic conditions in the United States. Gross domestic product (GDP) growth slowed to a +1.8% pace in the second quarter compared to the robust first-quarter rate of +5.5%, with the bulk of the weakness on the industrial side of the economy as consumer spending remained vibrant. These adverse developments generated considerable investor anxiety, ultimately causing the stock market to plummet 19.4% from its intra-period high. The market eventually bottomed in early October and then staged a sharp rally. Spurring the advance was a bevy of favorable developments, most significantly central bank easings in the United States and abroad. Also comforting investors was the solid snapback in GDP growth (+3.7% and +5.6% in the third and fourth quarters of 1998, respectively) and a resurgence of merger and acquisition activity. For the year ended January 31, 1999, the unmanaged Standard & Poor's (S&P) 500 Index total return was +32.5%.

The solid gains achieved by the S&P 500 Index during the year masked the considerable weakness experienced by many component issues. Indeed, the 50-largest issues constituted the bulk of the Index's gain, with 45% of the component issues down for the year. A broader indication of the market's performance is revealed by the unmanaged Value Line Composite Index--comprised of 1500 stocks--which declined 3.62% in the year. Small-capitalization issues delivered disappointing returns in the year, with the unmanaged Russell 2000 Index declining 0.66%.

During the 12-month period ended January 31, 1999, our value style of investing faced a challenging environment. With emerging market concerns still at the forefront, investors shunned economically sensitive issues and instead gravitated toward richly valued, safe-haven growth stocks. Equities such as Intel Corp., Dell Computer Corp., America Online Inc. and General Electric Co. proved to be investor favorites, while issues such as The Boeing Company, Sears, Roebuck and Co. and Exxon Corporation were ignored. Evidence of this was the unmanaged S&P Barra Growth Index, which soared 43.7% during the 12-month period while the S&P Barra Value Index gained only a modest 15.5%. Similarly, the unmanaged Morgan Stanley Consumer Index rose 22.1% during the period while the unmanaged Morgan Stanley Cyclical Index declined 2.5%. We believe this performance dichotomy has created compelling opportunities in the value investment universe. Indeed, the valuation disparity between "growth" and "value" stands at a 20-year high. The S&P Barra Growth Index commands a multiple of 10 times book value per share and 4.5 times sales per share, compared to the S&P Barra Value Index at a modest
2.7 times book value and 1.6 times sales. We believe this valuation gap will likely narrow as 1999 progresses.

With the difficult value investment backdrop, Fundamental Value Portfolio's Class A, Class B, Class C and Class D Shares generated total returns of +8.51%, +7.32%, +7.23% and +8.19%, respectively, for the year ended January 31, 1999. Examining the Portfolio's performance by sector reveals the adverse influence of our heavy exposure to the energy, basic industry and financial sectors, as these areas lagged the solid gains of the S&P 500 Index during the year. All three areas reported a general deterioration in operating results in the period. We believe a continued solid commitment to these sectors is warranted based on attractive valuations and turnaround potentials. For example, we continue to believe that the dramatic production cutbacks announced in the energy industry, coupled with an improved demand outlook, should lead to better fortunes for this very depressed sector. Likewise, a curtailment of capacity expansion in the paper industry should lead to enhanced pricing and improved results for this out-of-favor sector. Lastly, we believe the financial industry, which was plagued by emerging markets troubles in 1998, should benefit from a more controlled exposure to these volatile areas. Another impediment to our perfor-mance was our exposure to small-to-mid capitalization equities, where we had committed one-quarter of the Portfolio's assets. We continue to believe our holdings in this area offer bright long-term prospects at very modest valuation levels.

On the positive side, our enhanced commitment to the technology and consumer staple segments favorably impacted the Portfolio's performance during the 12-month period ended January 31, 1999. In the technology area, we initiated positions in Motorola, Inc., Texas Instruments Incorporated, 3Com Corporation and Hewlett-Packard Company, when these shares encountered selling pressure because of earnings concerns. This strategy proved fortuitous as technology issues rebounded sharply late in the period, coinciding with impressive earnings turnarounds. In the consumer area, we initiated positions in General Mills, Inc. and Kimberly-Clark Corporation, two reasonably valued issues in the richly valued consumer segment of the market. Both companies reported solid progress in operating results toward the end of the year, generating favorable share price performance.

Other issues that contributed positively to the Portfolio's performance in 1998 included Ford Motor Company, General Motors Corporation, Kmart Corporation, AT&T Corp., Pharmacia & Upjohn, Inc., Novell, Inc., International Business Machines Corporation and Enron Corporation, each of which rose more than 40% during the period. Positions eliminated during the period at sizable gains included Humana Inc., Dow Jones & Co., Inc., Pharmaceutical Product Development, Inc., US West Media Group Inc., and Black & Decker Corp.

Although the year ended January 31, 1999 proved to be a challenging one for us, we believe the Portfolio is favorably positioned for the year ahead. We have exposure to many attractively valued equities that offer favorable turnaround potentials and bright appreciation prospects. The Portfolio's potential is further evidenced by its modest valuation: a price/earnings ratio of 17.0 times 1999 estimated earnings per share and a price/book value per share ratio of 2.2 times represent sizable discounts to the valuations accorded the S&P 500 Index. We look forward to a rewarding 1999, and remain confident that our bottom-up, value approach to stock selection will continue to benefit shareholders with a long-term investment horizon.

Global Opportunity Portfolio
Fiscal Year in Review
For the fiscal year ended January 31, 1999, Global Opportunity
Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +9.63%, +8.48%, +8.40% and +9.35%, respectively.

As of January 31, 1999, the asset allocation for Global Opportunity Portfolio was: US stocks, 40% of net assets; foreign stocks, 30%; US bonds, 14%; foreign bonds, 15%; and cash reserves, 1%.

During the fourth quarter of 1998 and the month of January, 1999, a strong rebound in the US and foreign equity markets more than offset the significant corrections that took place in the previous three months. Throughout the fiscal year ended January 31, 1999, US equities again provided the highest total returns relative to foreign equities and US fixed-income securities. Consequently, our decision to increase US equity representation during the January 31, 1999 fiscal year at the expense of cash reserves had a positive impact on overall performance.

In the foreign equity sector, the overweighting of Europe relative to Japan and emerging markets had a favorable effect on performance as European equity markets outperformed Japan and the majority of emerging markets during the year. However, both the US and European stock markets were characterized by significant outperformance for a narrow group of large-capitalization equities. During the fourth quarter of 1998, we increased our representation in equities of this type, although the Portfolio was underweighted for much of 1998 in those equities that dominated the performance of the unmanaged benchmark Standard & Poors 500 Index and the unmanaged Morgan Stanley Capital International Europe, Australia Far East Index for the fiscal year. Our US and foreign bond commitments positively contributed to overall performance, particularly in the third quarter of 1998 when there was significant US and foreign equity markets weakness.

Growth Opportunity Portfolio
Fiscal Year in Review
For the fiscal year ended January 31, 1999, Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +42.02%, +40.41%, +40.39% and +41.59%, respectively. The
Portfolio outperformed the Lipper Analytical Services Growth Funds Average total return of +27.17% and the unmanaged Standard & Poor's 500 (S&P 500) Index total return of +32.49%.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999



A number of factors contributed to the strong absolute and relative investment returns of Growth Opportunity Portfolio for the fiscal year ended January 31, 1999. During the 12-month period, we continued to have a positive outlook for the real and nominal growth of consumer spending and emphasized discount and specialty retail store companies. Wal-Mart Stores, Inc. was one of the top ten holdings and a meaningful contributor to total investment returns during the fiscal year. Other meaningful contributors to the positive performance in the retailing industry were Staples, Inc., CVS Corporation, The Gap, Inc. and Walgreen Co. Another significant industry sector was telecommunications, where equity investments in AT&T Corp., MCI WorldCom, Inc. and Sprint Corporation were major contributors to the overall positive returns. The deregulation of telecommunications services around the world, as well as the rapid growth in demand for sophisticated data communications by commercial customers created relatively profitable and rapidly growing businesses for the largest global communications service companies. Also, selective investments in the technology sector contributed to the positive investment returns. Cisco Systems, Inc. was the largest equity holding at the end of the fiscal year and a major contributor to investment returns. Other technology companies with meaningful contributions to returns were Microsoft Corporation, Compaq Computer Corporation, Dell Computer Corporation, Intel Corporation and Texas Instruments Incorporated. Other individual equity holdings that contributed to performance were Pfizer Inc., Bristol-Myers Squibb Company, General Electric Company and Unilever NV. Seven of the top ten equity holdings had total returns during the year which exceeded the total return of the S&P 500.

During the first fiscal quarter, we significantly reduced the Portfolio weightings in the communications equipment industry and the oil services industry. Consequently, Portfolio returns were improved by the underweighting of the oil services sector during the remainder of the fiscal year as earning expectations and stock prices declined. During the declines in the US equity markets between mid-July and early October, 1998, we maintained a perspective of positive real growth for the US economy and increased corporate profits in 1999, which we believed would produce positive equity returns for the upcoming year. Keeping shareholders' assets invested during that turbulent period was a contributor to the positive returns in fiscal 1999.

Portfolio Matters
For the quarter ended January 31, 1999, total returns for Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +25.79%, +25.34%, +25.40% and +25.67%, respectively. These returns outperformed the Lipper Growth Funds Average of +19.41% and the unmanaged S&P 500 of +16.86%. Since the recent bottom of the US stock market on October 8, 1998 until January 31, 1999, the total returns of the Portfolio were significantly above the total returns of all of our unmanaged benchmarks. The Portfolio's returns came from equity holdings in the retailing, telecommunications and technology industries.

The Portfolio's top five industry weightings are telecommunications, banking & financial, pharmaceuticals, specialty retailing and computers. The top five individual stock holdings are Cisco Systems, Inc., General Electric Company, Microsoft Corporation, Compaq
Computer Corporation and Merck & Co., Inc. Cash and cash equivalents in the Portfolio at the end of the January quarter were approximately 6.8% of net assets.

We continue to have a positive outlook for overall real growth in the US economy in 1999 and remain fully invested in common stocks and have added new companies in the retailing, telecommunications, financial services, computer, radio broadcasting and diversified manufacturing industries.

Quality Bond Portfolio
Fiscal Year in Review
For the 12-month period ended January 31, 1999, Quality Bond Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +8.57%, +7.88%, +7.83% and +8.41%, respectively, compared to the total return of +8.40% for the unmanaged Merrill Lynch Corporate Master Bond Index. The Portfolio's overall performance was enhanced throughout much of this period given the Portfolio's exposure to the US Treasury market, a sector that significantly outperformed other domestic fixed-income sectors. In response to heightened investor nervousness and increased market volatility, we believed it was appropriate to maintain a 5%--15% position in US Treasury securities. Portfolio performance also benefited from an underweighted position in cyclical industries such as paper producers, chemical manufacturers and metals and mining entities, as well as an underweighted position in the money centers banks compared to an overweighted position in regional banks.

Portfolio Matters
For the three month period ended January 31, 1999, the US fixed-income market continued to exhibit significant levels of volatility as market psychology shifted to account for a number of financial and economic factors. These factors included year-end funding pressures, continued strength in domestic consumer spending, a rebound from the recent slowdown in the manufacturing sector, continued strength in the service sector, the devaluation of the Brazilian real and the weakening of the US dollar relative to the Japanese yen. Furthermore, the Federal Reserve Board indicated a shift away from their accommodative bias toward a more neutral monetary policy. During the period, yields in the two-year--30-year sector of the US Treasury yield curve rose, with the five-year sector affected the most, although the positive inflationary outlook should contain US Treasury securities to a reasonably narrow range.

On the other hand, yield spread relationships for investment-grade corporate bonds rallied sharply from the wide levels of 1998, although Brazil's economic difficulties and the subsequent devaluation of the real negated some of the gains during the final days of the period. Within the investment-grade sector, yield spreads are better by 50%--60% from the widest levels incurred during the Russian crisis in 1998. However, current yield spread relationships now contain a more realistic liquidity component. Specifically, investors are now demanding wider yield spreads to satisfy individual risk parameters, which in the end, should make the market more orderly and less volatile for investment-grade debt.

The US Treasury market, which had rallied into the final quarter of 1998 given the Federal Reserve Board's accommodative posture, lost some steam after the release of the minutes from the November Federal Open Market Committee meeting, which indicated that a shift from an easing mode to neutral posture was implemented. Clearly the Federal Reserve Board wants to monitor the effects that the recent moves have had on the state of the domestic economy. Consequently, the US Treasury market sold off during the third week of December, although the backup was short-lived as investors quickly found value in the higher yields that developed. Throughout this period, we maintained duration within close proximity of the unmanaged benchmark Merrill Lynch Corporate Master Bond Index.

As we entered 1999, the expected issuance of new corporate debt underwritings rose and included such benchmark issuers as Ford Motor Company, General Motors Corporation, Morgan Stanley Dean Witter, Anheuser-Busch Cos. and AT&T Capital Corp. Despite the frequency of new issues, investor demand far outpaced supply with orders typically exceeding issue size by at least 200%. Market volatility and credit risk concerns continue to encourage fixed-income investors into the investment-grade market. Therefore, we expect new-issue offerings to remain well subscribed as we proceed into this year.

During the January quarter, capital market nervousness heightened following the announcement that Brazil would allow its currency to trade outside of the existing range. Consequently, corporate yield spreads trended slightly wider during the second week of January, although the impact on the investment-grade market was minimal and contained to those sectors directly impacted by the Brazil situation. By January 1999, strong investor demand for new corporate issuance compressed yield spreads even further. However, the US Treasury market continued to come under the weight of a strong domestic economy and investor concern that the Federal Reserve Board may well find itself in the position of having to respond to a economy that is moving forward at too great a speed.

US Government Securities Portfolio
Fiscal Year in Review
For the 12-month period ended January 31, 1999, US Government Securities Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +8.39%, +7.48%, +7.43% and +8.12%, respectively. During the fiscal year ended January 31, 1999, US Government Securities Portfolio performed very well because of our strategy to avoid prepayment-sensitive mortgage-backed securities
(MBS) and concentration in MBS investments in discount priced MBS as interest rates declined in the first three quarters. Additionally, we used long US Treasury Strips to maintain duration during the period, greatly contributing to the Portfolio's performance as the credit markets suffered severe liquidity problems and investors sought the safety of US Treasury bonds. Although we significantly reduced our US Treasury position when interest rates hit their historical lows, we were still invested in discount MBS and therefore had longer duration than the MBS Index for the fiscal year. This greatly enhanced the performance of the Portfolio for the 12-month period, with the greatest performance coming during the first three quarters of the fiscal year. During the final quarter, Portfolio returns were dampened by its longer duration in a rising interest rate environment.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


Portfolio Matters
During the quarter ended January 31, 1999, the MBS market performed extremely well. Liquidity returned to the fixed-income markets and prepayment fears diminished in the MBS market, causing yield spreads on almost all MBS to significantly narrow relative to their US Treasury counterparts. Higher-coupon MBS, which lagged the most during the previous quarter, made a dramatic comeback late in the period. Consequently, investors now appear to be less concerned with prepayment risk than in the past, even with only a 5 basis point (0.05%) increase to the ten-year US Treasury note yield. We will continue our ongoing strategy of avoiding prepayment-sensitive MBS, and we are conscious of the fact that moving up in coupon sometimes also means sacrificing yield at current prepayment assumptions.

During the January quarter, we sold our position in US Treasury notes, 5.375% due 2/15/2001 in favor of Government National Mortgage Association (GNMA) 7.50% MBS for forward settlement. Although GNMA 7.50% MBS are marginally refinancable, mortgage rates are well off their lows reached in October, and purchasing these securities for forward settlement should further reduce their refinancing risk. GNMA 7.50% MBS make up 17% of the 50% allocation to 30-year MBS and tightened over 40 basis points for the quarter relative to the five-year US Treasury note, whose average life is similar. Also included in the 30-year MBS allocation are a 20% Federal National Mortgage Association (FNMA) 6% MBS position and 2%, 5% and 4% of GNMA 6.5% MBS, GNMA 7% MBS and Federal Home Loan Mortgage Corporation (FHLMC) 11.5% MBS positions, respectively. Though not receiving as dramatic a tightening of yield spreads as the GNMA 7.5% MBS, all of these MBS tightened relative to their US Treasury benchmarks.

Additionally, the Portfolio had a 30% 15-year MBS allocation. We favored 15-year MBS because we believed they would perform well in a steepening yield-curve environment. The yield curve did not steepen during the quarter, in fact it flattened. However during the quarter, our positions in FHLMC-Gold Program 5.5% and 6.5%, which comprised the 15-year MBS allocation, tightened 32 basis points and 35 basis points, respectively, relative to the five-year US Treasury note. The Portfolio also ended the period with positions in multi-family prepayment protected pools at 9% of net assets and US Treasury STRIPS at 2%, and a cash position of 8%.

In our opinion, the tightening of MBS yield spreads relative to their US Treasury counterparts should continue throughout 1999, barring another flight to quality. We remain heavily weighted in MBS because we believe they are very attractive fixed-income investments. Looking ahead, we will continue our strategy of avoiding prepayment-sensitive MBS. However, should interest rates move higher and our current prepayment assumptions change, we could move up in coupon if it allows us to pick up yield.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Geraldine Gunn Hertig)
Geraldine Gunn Hertig
Senior Vice President and
Portfolio Manager
Fundamental Value Portfolio



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager
Global Opportunity Portfolio



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager
Growth Opportunity Portfolio



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and
Portfolio Manager
Quality Bond Portfolio



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager
US Government Securities Portfolio



March 15, 1999



As of January 29, 1999, Jay C. Harbeck retired as Senior Vice
President and Portfolio Manager of Quality Bond Portfolio of Merrill Lynch Asset Builder Program, Inc. His colleagues at Merrill Lynch
Asset Management, L.P. join the Program's Board of Directors in wishing Mr. Harbeck well in his retirement.



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lipper Growth and Income
Fund Index and the S&P 500 Index. Beginning and ending values are:

                                      2/01/95**        1/99

Fundamental Value Portfolio++--
Class A Shares*                       $ 9,475        $17,817

Fundamental Value Portfolio++--
Class B Shares*                       $10,000        $17,913

Lipper Growth and Income Fund
Index++++                             $10,000        $23,433

S&P 500 Index++++++                   $10,000        $29,458


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lipper Growth and Income
Fund Index and the S&P 500 Index. Beginning and ending values are:

                                      2/01/95**        1/99

Fundamental Value Portfolio++--
Class C Shares*                       $10,000        $18,006

Fundamental Value Portfolio++--
Class D Shares*                       $ 9,475        $17,645

Lipper Growth and Income Fund
Index++++                             $10,000        $23,433

S&P 500 Index++++++                   $10,000        $29,458


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++Fundamental Value Portfolio invests in equities, primarily common stocks and, to a lesser extent, securities convertible into common stock, as well as preferred stocks and non-convertible debt securities.
  ++++Lipper Growth & Income Fund Index is an equally weighted Index of the largest growth and income mutual funds. The starting date for the Index in each graph is from January 31, 1995.
++++++This unmanaged broad-based Index is comprised of common stocks.

      Past performance is not predictive of future performance.



Fundamental
Value Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       + 7.98%        + 2.31%
Inception (2/01/95) to 12/31/98           +17.07         +15.46

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       + 6.78%        + 2.78%
Inception (2/01/95) to 12/31/98           +15.83         +15.66

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       + 6.78%        + 5.78%
Inception (2/01/95) to 12/31/98           +15.81         +15.81

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       + 7.67%        + 2.01%
Inception (2/01/95) to 12/31/98           +16.80         +15.20

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999



PERFORMANCE DATA (continued)


Global
Opportunity
Portfolio

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Morgan Stanley Capital
International World Index and the Salomon Brothers World
Government Bond Index. Beginning and ending values are:

                                      2/01/95**        1/99

Global Opportunity Portfolio++--
Class A Shares*                       $ 9,475        $13,955

Global Opportunity Portfolio++--
Class B Shares*                       $10,000        $14,005

Morgan Stanley Capital International
World Index++++                       $10,000        $20,459

Salomon Brothers World Government
Bond Index++++++                      $10,000        $13,874


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital
International World Index and the Salomon Brothers World
Government Bond Index. Beginning and ending values are:

                                      2/01/95**        1/99

Global Opportunity Portfolio++--
Class C Shares*                       $10,000        $14,082

Global Opportunity Portfolio++--
Class D Shares*                       $ 9,475        $13,829

Morgan Stanley Capital International
World Index++++                       $10,000        $20,459

Salomon Brothers World Government
Bond Index++++++                      $10,000        $13,874

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++Global Opportunity Portfolio invests in a portfolio of US and foreign equity, debt and money market securities.
  ++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in various countries, including the United States. The starting date for the Index in each graph is from 1/31/95.
++++++This unmanaged market capitalization-weighted Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.

      Past performance is not predictive of future performance.



Global
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +7.83%         +2.16%
Inception (2/01/95) to 12/31/98            +9.76          +8.26

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +6.64%         +2.64%
Inception (2/01/95) to 12/31/98            +8.59          +8.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +6.56%         +5.56%
Inception (2/01/95) to 12/31/98            +8.54          +8.54

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +7.55%         +1.90%
Inception (2/01/95) to 12/31/98            +9.51          +8.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


PERFORMANCE DATA (continued)


Growth
Opportunity
Portfolio

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lipper Growth Fund Index.
Beginning and ending values are:

                                      2/02/96**        1/99

Growth Opportunity Portfolio++--
Class A Shares*                       $ 9,475        $19,597

Growth Opportunity Portfolio++--
Class B Shares*                       $10,000        $19,833

Lipper Growth Fund Index++++          $10,000        $18,716


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Lipper Growth Fund Index.
Beginning and ending values are:

                                      2/02/96**        1/99

Growth Opportunity Portfolio++--
Class C Shares*                       $10,000        $20,016

Growth Opportunity Portfolio++--
Class D Shares*                       $ 9,475        $19,486

Lipper Growth Fund Index++++          $10,000        $18,716


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Growth Opportunity Portfolio invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++++Lipper Growth Fund Index is an equally weighted index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The index is adjusted for reinvestment of capital gains distributions and income dividends. The starting date for the Index in each graph is from 2/01/96.

    Past performance is not predictive of future performance.



Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +33.49%        +26.48%
Inception (2/02/96) to 12/31/98           +25.35         +23.05

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +32.05%        +28.05%
Inception (2/02/96) to 12/31/98           +24.04         +23.58

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       +31.95%        +30.95%
Inception (2/02/96) to 12/31/98           +23.97         +23.97

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +33.08%        +26.09%
Inception (2/02/96) to 12/31/98           +25.10         +22.81

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


PERFORMANCE DATA (continued)


Quality Bond
Portfolio

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the ML Corporate Master Bond Index.
Beginning and ending values are:

                                      2/01/95**        1/99

Quality Bond Portfolio++--
Class A Shares*                       $ 9,600        $12,910

Quality Bond Portfolio++--
Class B Shares*                       $10,000        $12,913

ML Corporate Master
Bond Index++++                        $10,000        $14,984


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the ML Corporate Master Bond Index.
Beginning and ending values are:

                                      2/01/95**        1/99

Quality Bond Portfolio++--
Class C Shares*                       $10,000        $12,977

Quality Bond Portfolio++--
Class D Shares*                       $ 9,600        $12,782

ML Corporate Master
Bond Index++++                        $10,000        $14,984


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++Quality Bond Portfolio invests in a diversified portfolio of debt obligations, including corporate bonds and notes, convertible securities, preferred stocks and government obligations. The
    Portfolio will invest primarily in securities rated in the top three rating categories (A or better) of a nationally recognized rating agency or in securities with similar credit characteristics.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BB3 or higher, of all maturities.

    Past performance is not predictive of future performance.



Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +9.31%         +4.94%
Inception (2/01/95) to 12/31/98            +7.68          +6.56

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +8.39%         +4.39%
Inception (2/01/95) to 12/31/98            +6.77          +6.55

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +8.33%         +7.33%
Inception (2/01/95) to 12/31/98            +6.69          +6.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +8.93%         +4.58%
Inception (2/01/95) to 12/31/98            +7.39          +6.27

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




US Government
Securities
Portfolio

Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                        2/01/95**        1/99

US Government Securities Portfolio++--
Class A Shares*                         $ 9,600        $13,929

US Government Securities Portfolio++--
Class B Shares*                         $10,000        $13,938

Salomon Brothers Mortgage Index++++     $10,000        $14,220


A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                        2/01/95**        1/99

US Government Securities Portfolio++--
Class C Shares*                         $10,000        $14,004

US Government Securities Portfolio++--
Class D Shares*                         $ 9,600        $13,783

Salomon Brothers Mortgage Index++++     $10,000        $14,220


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++US Government Securities Portfolio invests in marketable securities issued or guaranteed by the US Government, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency issued mortgage-backed securities.

    Past performance is not predictive of future performance.



US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +9.24%         +4.87%
Inception (2/01/95) to 12/31/98            +9.80          +8.67

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                        +8.42%         +4.42%
Inception (2/01/95) to 12/31/98            +8.93          +8.73

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +8.46%         +7.46%
Inception (2/01/95) to 12/31/98            +8.86          +8.86

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +8.96%         +4.60%
Inception (2/01/95) to 12/31/98            +9.52          +8.38

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                     12 Month      3 Month        Since        Standardized
                                                      Total         Total       Inception      30-Day Yield
                                                      Return        Return     Total Return   As of 1/31/99
Fundamental Value Portfolio Class A Shares           + 8.51%       + 6.10%       + 88.03%           --
Fundamental Value Portfolio Class B Shares           + 7.32        + 5.80        + 80.13            --
Fundamental Value Portfolio Class C Shares           + 7.23        + 5.79        + 80.06            --
Fundamental Value Portfolio Class D Shares           + 8.19        + 5.95        + 86.24            --
Global Opportunity Portfolio Class A Shares          + 9.63        +11.05        + 47.27            --
Global Opportunity Portfolio Class B Shares          + 8.48        +10.68        + 41.05            --
Global Opportunity Portfolio Class C Shares          + 8.40        +10.71        + 40.82            --
Global Opportunity Portfolio Class D Shares          + 9.35        +10.99        + 45.95            --
Growth Opportunity Portfolio Class A Shares          +42.02        +25.79        +106.83            --
Growth Opportunity Portfolio Class B Shares          +40.41        +25.34        +100.33            --
Growth Opportunity Portfolio Class C Shares          +40.39        +25.40        +100.16            --
Growth Opportunity Portfolio Class D Shares          +41.59        +25.67        +105.66            --
Quality Bond Portfolio Class A Shares                + 8.57        + 2.49        + 34.48           5.70%
Quality Bond Portfolio Class B Shares                + 7.88        + 2.40        + 30.13           5.18
Quality Bond Portfolio Class C Shares                + 7.83        + 2.39        + 29.77           5.13
Quality Bond Portfolio Class D Shares                + 8.41        + 2.53        + 33.16           5.45
US Government Securities Portfolio Class A Shares    + 8.39        + 1.58        + 45.09           5.56
US Government Securities Portfolio Class B Shares    + 7.48        + 1.39        + 40.38           5.05
US Government Securities Portfolio Class C Shares    + 7.43        + 1.37        + 40.04           4.99
US Government Securities Portfolio Class D Shares    + 8.12        + 1.51        + 43.58           5.32

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. The Program's since inception periods are Fundamental Value Portfolio, Global Opportunity Portfolio, Quality Bond Portfolio & US Government Securities Portfolio, from 2/01/95 to 1/31/99 and Growth Opportunity Portfolio, from 2/02/96 to 1/31/99.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Fundamental Value Portfolio

MIDDLE                              Shares                                                               Value     Percent of
EAST         Industries              Held                Investments                         Cost      (Note 1a)   Net Assets
Israel       Computer Services       120,000  ++Scitex Corporation Ltd. (Ordinary)        $ 1,136,092   $  1,230,000    1.2%

                                                Total Investments in the Middle East        1,136,092      1,230,000    1.2


NORTH
AMERICA


United       Aerospace & Defenses     40,000    The Boeing Company                          1,345,983      1,382,500    1.4
States
             Automotive               20,000    Ford Motor Company                            429,535      1,228,750    1.2
                                      20,000    General Motors Corporation                  1,069,245      1,795,000    1.8
                                                                                          -----------   ------------  ------
                                                                                            1,498,780      3,023,750    3.0

             Banking & Financial      26,000    Associates First Capital Corporation
                                                (Class A)                                     751,607      1,054,625    1.1
                                      35,000    Citigroup Inc.                              2,002,412      1,962,188    2.0
                                      80,000    Hibernia Corp. (Class A)                      948,558      1,340,000    1.3
                                      22,000    National City Corporation                   1,521,910      1,563,375    1.6
                                      50,000    Wells Fargo Company                         1,274,628      1,746,875    1.8
                                                                                          -----------   ------------  ------
                                                                                            6,499,115      7,667,063    7.8

             Beverage &               58,000    The Seagram Company Ltd.                    2,076,026      2,747,750    2.7
             Entertainment

             Chemicals                30,000    du Pont (E.I.) de Nemours and Company       1,704,050      1,535,625    1.5
                                      20,000    Great Lakes Chemical Corporation              796,423        757,500    0.8
                                                                                          -----------   ------------  ------
                                                                                            2,500,473      2,293,125    2.3

             Computer Equipment       28,000    Hewlett-Packard Company                     1,485,362      2,194,500    2.2

             Computer Software       105,000  ++Novell, Inc.                                  813,325      2,139,375    2.1

             Cosmetics &              45,000    Kimberly-Clark Corporation                  2,133,972      2,241,562    2.2
             Toiletries

             Electric Utilities       45,000    Cinergy Corp.                               1,534,555      1,409,063    1.4

             Electronic Components    25,000    Thomas & Betts Corporation                  1,036,823      1,104,687    1.1

             Fertilizer               40,000    IMC Global Inc.                             1,408,459        727,500    0.7

             Foods                    35,000    General Mills, Inc.                         2,365,671      2,937,812    2.9

             Health Care              56,000    Columbia/HCA Healthcare Corporation         1,671,831      1,015,000    1.0
             Services

             Information              13,000    International Business Machines
             Processing                         Corporation                                   888,582      2,382,250    2.4

             Insurance                17,500    Aetna Inc.                                  1,315,639      1,577,188    1.6
                                      30,000    The Allstate Corporation                    1,396,800      1,126,875    1.1
                                      30,000    The Chubb Corporation                       1,892,087      1,762,500    1.8
                                      25,000    PartnerRe Ltd.                              1,195,488      1,132,813    1.1
                                                                                          -----------   ------------  ------
                                                                                            5,800,014      5,599,376    5.6


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Fundamental Value Portfolio (concluded)

NORTH AMERICA                       Shares                                                               Value     Percent of
(concluded)  Industries              Held                Investments                         Cost      (Note 1a)   Net Assets
United       Machinery                30,000    Deere & Company                           $   929,241    $   976,875    1.0%
States                                30,000    ITT Industries, Inc.                          716,231      1,201,875    1.2
(concluded)                           20,931    SPX Corporation                             1,229,451      1,480,868    1.5
                                                                                          -----------   ------------  ------
                                                                                            2,874,923      3,659,618    3.7

             Metals--Non-Ferrous      45,000    ASARCO Incorporated                         1,240,590        627,188    0.6

             Natural Gas              24,000    Enron Corporation                             936,185      1,584,000    1.6
                                      55,000    Sonat Inc.                                  2,188,180      1,416,250    1.4
                                                                                          -----------   ------------  ------
                                                                                            3,124,365      3,000,250    3.0

             Oil--Domestic            30,000    Atlantic Richfield Company (ARCO)           2,046,738      1,721,250    1.7
                                      72,000    Occidental Petroleum Corporation            1,664,031      1,084,500    1.1
                                      20,000    Sunoco, Inc.                                  623,938        702,500    0.7
                                                                                          -----------   ------------  ------
                                                                                            4,334,707      3,508,250    3.5

             Oil--International       25,000    Exxon Corporation                           1,524,560      1,760,938    1.8

             Oil Services             30,000    Diamond Offshore Drilling, Inc.             1,407,556        690,000    0.7
                                      30,000    Halliburton Company                           927,909        890,625    0.9
                                                                                          -----------   ------------  ------
                                                                                            2,335,465      1,580,625    1.6

             Packaging                50,000    Crown Cork & Seal Company, Inc.             2,106,275      1,584,375    1.6

             Paper & Forest           20,000    International Paper Company                   805,487        791,250    0.8
             Products                 70,000    Louisiana-Pacific Corporation               1,551,112      1,404,375    1.4
                                                                                          -----------   ------------  ------
                                                                                            2,356,599      2,195,625    2.2

             Pharmaceuticals           8,000    Bristol-Myers Squibb Company                  327,444      1,025,500    1.0
                                      16,000    Pharmacia & Upjohn, Inc.                      463,460        920,000    0.9
                                                                                          -----------   ------------  ------
                                                                                              790,904      1,945,500    1.9

             Photography              22,000    Eastman Kodak Company                       1,556,016      1,438,250    1.4

             Railroads                55,000    Union Pacific Corporation                   2,978,576      2,829,062    2.8

             Retail                   40,000    Dillard's, Inc. (Class A)                   1,141,974        992,500    1.0
                                      65,000  ++Kmart Corporation                             750,037      1,141,562    1.1
                                      30,000    Sears, Roebuck and Co.                      1,360,890      1,203,750    1.2
                                      45,000  ++Toys "R" Us, Inc.                           1,178,997        675,000    0.7
                                      40,500  ++Venator Group, Inc.                           570,707        207,562    0.2
                                                                                          -----------   ------------  ------
                                                                                            5,002,605      4,220,374    4.2

             Semiconductors           15,000    Texas Instruments Incorporated                658,067      1,483,125    1.5

             Steel                    40,000    USX-U.S. Steel Group                        1,147,077      1,042,500    1.0
                                     100,000  ++WHX Corporation                               902,908      1,006,250    1.0
                                                                                          -----------   ------------  ------
                                                                                            2,049,985      2,048,750    2.0

             Telecommunications       40,000  ++3Com Corporation                            1,044,351      1,880,000    1.9
                                      28,000    AT&T Corp.                                    994,868      2,541,000    2.5
                                      15,000    Bell Atlantic Corporation                     686,661        900,000    0.9
                                      30,000    GTE Corporation                             1,334,457      2,025,000    2.0
                                      35,000    Motorola, Inc.                              1,880,194      2,528,750    2.5
                                                                                          -----------   ------------  ------
                                                                                            5,940,531      9,874,750    9.8

                                                Total Investments in North America         71,933,139     80,621,993   80.4


WESTERN
EUROPE


Netherlands  Oil--International       40,000    Royal Dutch Petroleum Company (NY
                                                Registered Shares)                          2,093,069      1,602,500    1.6

                                                Total Investments in the Netherlands        2,093,069      1,602,500    1.6


United       Oil--International       12,210    BP Amoco PLC (ADR)(a)                         942,116        990,543    1.0
Kingdom
                                                Total Investments in the
                                                United Kingdom                                942,116        990,543    1.0

                                                Total Investments in Western Europe         3,035,185      2,593,043    2.6

SHORT-TERM                          Face
SECURITIES                         Amount                       Issue
             US Government       $15,581,000    Federal Home Loan Mortgage Corporation,
             Agency                             4.62% due 2/01/1999                        15,577,001     15,577,001   15.6
             Obligations*

                                                Total Investments in Short-Term
                                                Securities                                 15,577,001     15,577,001   15.6

             Total Investments                                                            $91,681,417    100,022,037   99.8
                                                                                          ===========
             Other Assets Less Liabilities                                                                   180,100    0.2
                                                                                                        ------------  ------
             Net Assets                                                                                 $100,202,137  100.0%
                                                                                                        ============  ======


          (a)American Depositary Receipts (ADR).
            *US Government Agency Obligations are traded on a discount basis;
             the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Global Opportunity Portfolio

                                    Face                                                                  Value    Percent of
COUNTRY                            Amount          Foreign Government Obligations            Cost       (Note 1a)  Net Assets
Germany                     DM     5,270,010    BundesObligation, 4.75% due 11/20/2001    $ 6,395,357   $  6,266,868    9.4%
                                                Bundesrepublik Deutschland:
                                     800,000       4.75% due 7/04/2008                        990,303        985,097    1.5
                                   1,060,000       4.75% due 7/04/2028                      1,250,708      1,235,486    1.9
                                                                                          -----------    -----------  ------
                                                                                            8,636,368      8,487,451   12.8


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)

                                    Face                                                                  Value    Percent of
COUNTRY                            Amount          Foreign Government Obligations            Cost       (Note 1a)  Net Assets
United Kingdom                                  UK Treasury Gilt:
                           Pound     310,000       8% due 12/07/2000                      $   523,871    $   537,387    0.8%
                           Sterling  350,000       7.25% due 12/07/2007                       665,912        702,426    1.1
                                                                                          -----------    -----------  ------
                                                                                            1,189,783      1,239,813    1.9

                                                Total Investments in Foreign Government
                                                Obligations                                 9,826,151      9,727,264   14.7

                                                   US Government & Agency Obligations
United                                          Federal National Mortgage Association:
States                      US$    1,140,000       5.625% due 3/15/2001                     1,143,993      1,157,100    1.7
                                   1,340,000       5.75% due 4/15/2003                      1,348,657      1,378,311    2.1
                                   1,980,000       5.75% due 2/15/2008                      1,973,853      2,053,933    3.1
                                                US Treasury Notes & Bonds:
                                     300,000       6.125% due 9/30/2000                       307,453        306,891    0.5
                                   2,480,000       6.50% due 5/31/2002                      2,557,888      2,621,434    4.0
                                   1,420,000       6.625% due 2/15/2027                     1,610,528      1,690,680    2.5


                                                Total Investments in US Government
                                                & Agency Obligations                        8,942,372      9,208,349   13.9


                                                Total Investments in Foreign &
                                                US Government & Agency Obligations         18,768,523     18,935,613   28.6

                                     Shares
             Industries               Held                US Stocks
United       Aerospace &               8,300    GenCorp Inc.                                  220,331        194,012    0.3
States       Defense                   1,200    United Technologies Corporation                94,462        143,325    0.2
                                                                                          -----------    -----------  ------
                                                                                              314,793        337,337    0.5

             Auto--Related             3,460    The Hertz Corporation (Class A)               137,481        150,294    0.2

             Automobile Parts          7,200    Federal-Mogul Corporation                     328,036        426,600    0.6

             Automotive                5,700    General Motors Corporation                    438,096        511,575    0.8

             Automotive & Equipment    7,550  ++Avis Rent A Car, Inc.                         191,742        201,962    0.3

             Banking                   3,847    BankAmerica Corporation                       223,414        257,268    0.4
                                       8,940    The Bank of New York Company, Inc.            194,993        317,370    0.5
                                                                                          -----------    -----------  ------
                                                                                              418,407        574,638    0.9

             Banking & Financial       6,580    Mellon Bank Corporation                       416,764        440,860    0.7

             Beverages                11,700    PepsiCo, Inc.                                 426,036        457,031    0.7

             Broadcasting/Cable       18,250  ++Capstar Broadcasting Corporation
                                                (Class A)                                     332,446        488,187    0.7
                                      10,000  ++Tele-Communications, Inc. (Class A)           245,848        685,625    1.0
                                      23,500  ++Tele-Communications TCI Ventures
                                                Group (Class A)                               287,373        640,375    1.0
                                                                                          -----------    -----------  ------
                                                                                              865,667      1,814,187    2.7

             Broadcasting/Media        2,900  ++Fox Entertainment Group, Inc. (Class A)        65,250         80,838    0.1

             Chemicals                 2,350    du Pont (E.I.) de Nemours and Company         146,528        120,291    0.2
                                       7,400    Morton International, Inc.                    213,412        191,475    0.3
                                                                                          -----------    -----------  ------
                                                                                              359,940        311,766    0.5

             Communication             8,400  ++MCI WorldCom, Inc.                            287,338        669,375    1.0
             Equipment

             Computer Products         5,700  ++Cisco Systems, Inc.                           279,563        636,619    1.0

             Computer Sales            2,350    International Business Machines
                                                Corporation                                   274,460        430,638    0.7

             Computer Services           800    America Online, Inc.                          133,512        140,550    0.2

             Computer Software         5,450  ++BMC Software, Inc.                            248,722        254,106    0.4
                                       1,550  ++Microsoft Corporation                         181,849        271,153    0.4
                                                                                          -----------    -----------  ------
                                                                                              430,571        525,259    0.8

             Computers                13,500    Compaq Computer Corporation                   393,976        642,937    1.0
                                       1,800  ++EMC Corporation                               129,005        195,975    0.3
                                       3,200    Tandy Corporation                             127,324        172,800    0.3
                                                                                          -----------    -----------  ------
                                                                                              650,305      1,011,712    1.6

             Conglomerates            16,600    The Dial Corporation                          339,659        453,387    0.7

             Consumer--Electronics     4,500  ++Dell Computer Corporation                     286,952        450,000    0.7

             Data Processing           4,400  ++Keane, Inc.                                   170,126        141,900    0.2

             Electrical Equipment      2,400    General Electric Company                      192,423        251,700    0.4

             Electronics               4,500    Intel Corporation                             519,949        633,656    1.0
                                       3,750  ++Micron Technology, Inc.                       143,494        292,969    0.4
                                                                                          -----------    -----------  ------
                                                                                              663,443        926,625    1.4

             Entertainment            24,800  ++Premier Parks Inc.                            652,230        785,850    1.2
                                       6,240    Royal Caribbean Cruises Ltd.                  154,971        248,040    0.4
                                                                                          -----------    -----------  ------
                                                                                              807,201      1,033,890    1.6

             Financial Services        9,600    Associates First Capital Corporation
                                                (Class A)                                     354,356        389,400    0.6
                                      13,300    GreenPoint Financial Corp.                    511,595        435,575    0.7
                                      11,400    Heller Financial, Inc.                        309,063        312,075    0.5
                                       1,500    Morgan Stanley Dean Witter & Co.              128,811        130,219    0.2
                                       5,850    Providian Financial Corporation               273,789        589,753    0.9
                                                                                          -----------    -----------  ------
                                                                                            1,577,614      1,857,022    2.9

             Foods                     9,100  ++Keebler Foods Company                         252,152        329,875    0.5
                                       5,250    Nabisco Holdings Corp. (Class A)              193,185        220,828    0.3
                                                                                          -----------    -----------  ------
                                                                                              445,337        550,703    0.8

             Hardware Products         5,850    The Black & Decker Corporation                288,845        310,050    0.5

             Health Care              14,251  ++HEALTHSOUTH Corporation                       212,866        193,279    0.3

             Instruments               3,500    Millipore Corporation                          74,570        106,969    0.2

             Insurance                 4,200    Allmerica Financial Corporation               259,427        226,537    0.3
                                       6,600    The Equitable Companies Incorporated          344,495        460,350    0.7
                                       6,500    UNUM Corporation                              281,371        392,844    0.6
                                                                                          -----------    -----------  ------
                                                                                              885,293      1,079,731    1.6

             Machinery                 2,000    Case Corporation                               53,506         37,875    0.1
                                       9,350    Ingersoll-Rand Company                        333,084        444,125    0.7
                                                                                          -----------    -----------  ------
                                                                                              386,590        482,000    0.8


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)

                                   Shares                                                                 Value    Percent of
COUNTRY      Industries             Held                 US Stocks                           Cost       (Note 1a)  Net Assets
United       Manufacturing             7,400    Tyco International Ltd.                   $   393,970    $   570,263    0.9%
States
(concluded)  Medical Instruments       4,600    Beckman Coulter Inc.                          275,479        229,425    0.3

             Medical Technology        5,950    Johnson & Johnson                             484,453        505,750    0.8

             Metals                    1,800    Alcoa Inc.                                    135,715        150,525    0.2

             Natural Gas              13,350    El Paso Energy Corporation                    365,609        440,550    0.7
                                       6,100    Enron Corporation                             282,639        402,600    0.6
                                                                                          -----------    -----------  ------
                                                                                              648,248        843,150    1.3

             Oil--Integrated           2,400    Mobil Corporation                             187,937        210,450    0.3

             Oil Service               3,300    Schlumberger Limited                          207,737        157,163    0.2

             Petroleum                 7,040    Unocal Corporation                            255,533        200,640    0.3

             Pharmaceutical--          4,800    American Home Products Corporation            267,148        281,700    0.4
             Diversified               4,800    Bristol-Myers Squibb Company                  470,369        615,300    0.9
                                                                                          -----------    -----------  ------
                                                                                              737,517        897,000    1.3

             Pharmaceuticals           3,600    Cardinal Health, Inc.                         264,971        266,175    0.4
                                       1,100    Pfizer Inc.                                   135,773        141,488    0.2
                                                                                          -----------    -----------  ------
                                                                                              400,744        407,663    0.6

             Printing/Publishing      11,600  ++World Color Press, Inc.                       344,983        285,650    0.4

             Railroads                12,800    Burlington Northern Santa Fe Corp.            375,929        443,200    0.7

             Retail                    6,000  ++Safeway Inc.                                  209,605        336,750    0.5

             Retail--Drug Stores      11,200    Rite Aid Corporation                          290,385        550,200    0.8

             Retail--Specialty         7,100    Lowe's Companies, Inc.                        254,344        414,019    0.6

             Retail Stores             4,700    Wal-Mart Stores, Inc.                         214,053        404,200    0.6

             Semiconductors            7,450    Motorola, Inc.                                419,476        538,263    0.8

             Services                  5,620  ++Quintiles Transnational Corp.                 261,368        291,538    0.4

             Steel                     9,700  ++Bethlehem Steel Corporation                    92,744         83,662    0.1
                                       1,900    USX-U.S. Steel Group                           51,960         49,519    0.1
                                                                                          -----------    -----------  ------
                                                                                              144,704        133,181    0.2

             Telecommunications        9,600  ++3Com Corporation                              412,231        451,200    0.7
                                       7,300    GTE Corporation                               372,011        492,750    0.7
                                       2,400    Lucent Technologies Inc.                      264,513        270,150    0.4
                                                                                          -----------    -----------  ------
                                                                                            1,048,755      1,214,100    1.8

             Toys                      2,700    Mattel, Inc.                                   62,521         61,256    0.1

             Utilities--               5,900    Ameritech Corporation                         287,585        384,237    0.6
             Communication

             Utilities--Electric       5,600    PECO Energy Company                           191,301        213,850    0.3
                                       5,900    Public Service Enterprise Group
                                                Incorporated                                  229,216        234,156    0.4
                                       6,300    Texas Utilities Company                       286,479        276,806    0.4
                                                                                          -----------    -----------  ------
                                                                                              706,996        724,812    1.1

             Waste Management          6,000    Waste Management, Inc.                        262,702        299,625    0.5

                                                Total Investments in US Stocks             20,959,619     26,811,557   40.7


                                                    Foreign Stocks

Austria      Paper Products            3,400    Mayr-Melnhof Karton AG                        169,017        158,153    0.2

                                                Total Stocks in Austria                       169,017        158,153    0.2


Canada       Automobile Parts          1,400    Magna International, Inc. 'A'                 102,528         83,125    0.1

             Communication Equipment   1,800    Northern Telecom Limited                       98,208        113,625    0.2

             Computer Services         6,400  ++ATI Technologies Inc.                         100,250        114,861    0.2

             Telecommunications       17,500    Teleglobe Inc.                                473,533        682,500    1.0

                                                Total Stocks in Canada                        774,519        994,111    1.5


Denmark      Services                    800    ISS International Service System A/S 'B'       52,616         56,808    0.1

                                                Total Stocks in Denmark                        52,616         56,808    0.1


Finland      Communication             3,000    Nokia Oyj 'A'                                 300,313        428,954    0.6
             Equipment

             Holding Company          11,200    Amer Group Ltd.                               206,426        130,911    0.2

             Insurance                 5,700    Sampro Insurance Company PLC 'A'              263,633        241,270    0.4

             Paper & Forest            7,700    UPM-Kymmene Oyj                               185,449        200,973    0.3
             Products

             Pharmaceuticals           5,820    Orion-Yhtyma OY 'B'                           150,642        131,100    0.2

             Real Estate              40,710  ++Sponda Oyj                                    287,017        247,158    0.4

                                                Total Stocks in Finland                     1,393,480      1,380,366    2.1


France       Banking                     502    Societe Generale 'A'                           93,179         90,008    0.1

             Electronics               5,300    Thomson CSF                                   197,662        213,513    0.3

             Foods                       811    Danone                                        214,836        227,320    0.3

             Information Processing      515    Cap Gemini SA                                  83,786        101,573    0.2

             Insurance                 4,200    Axa                                           499,586        609,115    0.9
                                       6,000    Scor                                          234,494        340,440    0.5
                                                                                          -----------    -----------  ------
                                                                                              734,080        949,555    1.4

             Merchandising               174    Carrefour SA                                  133,017        116,202    0.2

             Oil & Related             3,100    Elf Aquitaine SA                              375,559        335,606    0.5

             Semiconductor             6,000  ++STMicroelectronics NV (NY Registered
             Capital                            Shares)                                       412,300        627,000    0.9
             Equipment

             Telecommunications        4,400    France Telecom SA                             336,051        413,930    0.6

             Utilities--Water          1,265    Vivendi                                       261,173        369,503    0.6

                                                Total Stocks in France                      2,841,643      3,444,210    5.1


Germany      Automobile                3,950  ++DaimlerChrysler AG                            359,011        411,042    0.6

             Chemicals                 4,000    Henkel KGaA (Preferred)                       275,763        274,622    0.4

             Diversified               1,500    RWE AG                                         88,446         71,322    0.1

             Electronics               2,000    Siemens AG                                    138,334        141,963    0.2

             Multi-Industry            1,400    VEBA AG                                        90,117         83,249    0.1

                                                Total Stocks in Germany                       951,671        982,198    1.4


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Global Opportunity Portfolio (continued)

                                    Shares                                                                 Value   Percent of
COUNTRY      Industries              Held             Foreign Stocks                          Cost       (Note 1a) Net Assets
Ireland      Banking                  14,100    Bank of Ireland                           $   298,205    $   323,436    0.5%

                                                Total Stocks in Ireland                       298,205        323,436    0.5


Italy        Publishing               35,800    Mondadori (Arnoldo) Editore SpA               252,228        593,137    0.9

             Telecommunications       35,200    Telecom Italia SpA                            266,973        329,146    0.5

                                                Total Stocks in Italy                         519,201        922,283    1.4


Japan        Consumer--                2,000    Rohm Company Ltd.                             134,774        188,338    0.3
             Electronics

             Cosmetics &               5,000    Kao Corporation                                99,507        101,049    0.2
             Toiletries

             Diversified              10,000    Olympus Optical Co., Ltd.                     112,425        110,423    0.2
             Companies

             Electrical Equipment     20,000    Fujikura Ltd.                                 115,788        120,399    0.2

             Electronics              10,000  ++Fujitsu Limited                               113,694        130,977    0.2
                                      12,000  ++Matsushita Electric Industrial
                                                Company, Ltd.                                 187,392        203,922    0.3
                                                                                          -----------    -----------  ------
                                                                                              301,086        334,899    0.5

             Finance                   2,000    Orix Corporation                              143,258        136,395    0.2

             Insurance                18,000    The Tokio Marine & Fire Insurance
                                                Co. Ltd.                                      208,039        204,334    0.3

             Machine Tools &          18,000    Minebea Co., Ltd.                             188,149        199,536    0.3
             Machinery

             Merchandising             6,000    Marui Co., Ltd.                               115,134        107,585    0.2

             Photography               3,000    Fuji Photo Film                               111,582        110,681    0.2

             Retail Stores             3,000    Ito-Yokado Co., Ltd.                          154,861        188,596    0.3

             Telecommunications            5  ++NTT Mobile Communication
                                                Network, Inc.**                               164,989        210,698    0.3
                                          24    Nippon Telegraph & Telephone
                                                Corporation                                   202,178        193,602    0.2
                                                                                          -----------    -----------  ------
                                                                                              367,167        404,300    0.5

                                                Total Stocks in Japan                       2,051,770      2,206,535    3.4


Netherlands  Banking                   4,000    ABN AMRO Holding NV                            89,625         77,620    0.1

             Broadcast &               2,100    Wolters Kluwer NV 'A'                         321,109        414,537    0.6
             Publishing

             Electronic                1,200  ++Asm Lithography Holding NV                     48,220         53,177    0.1
             Components

             Foods                     3,400    Koninklijke Ahold NV                          132,524        131,955    0.2

             Multi-Industry            2,900    Unilever NV                                   211,099        221,479    0.3

                                                Total Stocks in the Netherlands               802,577        898,768    1.3


Norway       Computer Software         8,300    Merkantildata ASA                              63,459        100,246    0.2

                                                Total Stocks in Norway                         63,459        100,246    0.2


Singapore    Electronics Components    2,400  ++Flextronics International Ltd.                 83,912        100,800    0.2

                                                Total Stocks in Singapore                      83,912        100,800    0.2


Spain        Building Materials       21,000    Uralita, SA                                   294,295        223,771    0.3

             Diversified              17,200  ++Dinamia Capital Privado-Sociedad
                                                de Capital Riesgo, SA                         320,292        190,696    0.3

             Real Estate               9,300    Metrovacesa, SA                               290,232        240,623    0.4

             Telecommunications        6,400    Telefonica, SA                                275,582        292,324    0.4

             Utilities--Electric      10,800    Endesa, SA                                    283,013        299,410    0.5

                                                Total Stocks in Spain                       1,463,414      1,246,824    1.9


Sweden       Auto & Truck              4,600    Autoliv, Inc.                                 153,809        190,344    0.3

             Automobile & Equipment    3,600    Volvo AB 'B'                                  100,377         98,155    0.1

             Automobile Parts         16,700    Haldex AB                                     295,290        230,343    0.3

             Banking                   5,500    ForeningsSparbanken AB                         69,546        146,078    0.2
                                      25,700    Nordbanken Holding AB                         180,684        178,065    0.3
                                                                                          -----------    -----------  ------
                                                                                              250,230        324,143    0.5

             Diversified               1,800    Custos AB 'A'                                  46,361         34,412    0.1
                                       1,800    Custos AB 'A' (Rights)                             --          2,818    0.0
                                       4,600    Custos AB 'B'                                 121,232         87,351    0.1
                                       4,600    Custos AB 'B' (Rights)                             --          7,319    0.0
                                                                                          -----------    -----------  ------
                                                                                              167,593        131,900    0.2

             Electronics               4,500    Spectra-Physics AB 'A'                        136,354         91,226    0.1

             Investment Management    10,200    Bure Investment AB                            104,571        137,417    0.2

             Paper Products           10,000    Stora Enso Oyj 'R'                             90,662         91,098    0.1

             Real Estate              13,100    Castellum AB                                  136,644        122,700    0.2
                                       9,800    Fastighets AB Tornet                          161,306        145,860    0.2
                                                                                          -----------    -----------  ------
                                                                                              297,950        268,560    0.4

             Telecommunications       16,800    Telefonaktiebolaget LM Ericsson (ADR)*        429,870        468,300    0.7

                                                Total Stocks in Sweden                      2,026,706      2,031,486    2.9


Switzerland  Banking                     518    Credit Suisse Group (Registered Shares)        88,586         82,471    0.1

             Banking & Financial         277  ++UBS AG                                         92,134         89,569    0.1

             Drugs                       156    Novartis AG (Registered Shares)               288,038        291,889    0.4

             Foods/Food Processing       115    Nestle SA (Registered Shares)                 235,791        210,232    0.3

             Merchandising               500    Valora Holding AG                             135,344        119,760    0.2

             Systems Integration         950    Swisscom AG (Registered Shares)               254,660        414,266    0.6

                                                Total Stocks in Switzerland                 1,094,553      1,208,187    1.7


United       Automobile Parts         44,900    LucasVarity PLC                               164,364        213,831    0.3
Kingdom      Banking                  24,000    Bank of Scotland                              265,851        302,099    0.5
                                      10,200    HSBC Holdings PLC                             270,059        277,387    0.4
                                      17,400    Lloyds TSB Group PLC                          224,420        225,308    0.3
                                      14,600    National Westminster Bank PLC                 265,203        267,574    0.4
                                                                                          -----------    -----------  ------
                                                                                            1,025,533      1,072,368    1.6

             Beverages                36,104    Diageo PLC                                    358,414        398,429    0.6

             Cable Television         12,500  ++TeleWest Communications PLC                    48,406         57,169    0.1
             Services

             Diversified              74,200    Billiton PLC                                  179,558        141,347    0.2

             Drugs                     7,200    Zeneca Group PLC                              289,405        329,885    0.5

             Foods                    40,200    Devro PLC                                     289,780        107,607    0.2



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Global Opportunity Portfolio (concluded)

                                   Shares                                                                 Value    Percent of
COUNTRY      Industries             Held              Foreign Stocks                         Cost       (Note 1a)  Net Assets
United       Metals & Mining          18,500    Rio Tinto PLC (Registered Shares)         $   225,235    $   222,387    0.3%
Kingdom
(concluded)  Oil--Integrated           5,300    Shell Transport & Trading Company (ADR)*      194,738        161,650    0.2

             Oil & Related            13,000    BP Amoco PLC                                  189,595        175,485    0.3

             Pharmaceuticals           8,800    Glaxo Wellcome PLC                            281,197        293,941    0.4

             Publishing               11,300    Reed International PLC                         93,118        104,800    0.2

             Telecommunications        8,400    British Telecommunications PLC                133,369        128,358    0.2
                                       9,400    Cable & Wireless PLC                          142,672        135,766    0.2
                                       3,600  ++Energis PLC                                    98,265         95,891    0.1
                                       6,900    Vodafone Group PLC                            131,146        134,105    0.2
                                                                                          -----------    -----------  ------
                                                                                              505,452        494,120    0.7

             Travel Services         114,000    Thomson Travel Group PLC                      363,654        278,944    0.4

                                                Total Stocks in the United Kingdom          4,208,449      4,051,963    6.0

                                                Total Investments in Foreign Stocks        18,795,192     20,106,374   29.9

                                                Total Investments in US & Foreign
                                                Stocks                                     39,754,811     46,917,931   70.6


             Total Investments                                                            $58,523,334     65,853,544   99.2
                                                                                          ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts--Net++++                          214,453    0.3

             Other Assets Less Liabilities                                                                   296,832    0.5
                                                                                                         -----------  ------
             Net Assets                                                                                  $66,364,829  100.0%
                                                                                                         ===========  ======



            *American Depositary Receipts (ADR).
           **The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++Non-income producing security.
         ++++Forward foreign exchange contracts as of January 31, 1999 were as follows:

                                                        Unrealized
                                                       Appreciation
             Foreign                  Expiration      (Depreciation)
             Currency Sold               Date           (Note 1b)

             C$         1,500,000    February 1999       $ (19,269)
             Pound      3,025,000    February 1999          80,005
             Sterling
             YEN      240,000,000      April 1999          153,717
                                                         ---------
             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$8,256,874)                $ 214,453
                                                         =========

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
             Growth Opportunity Portfolio

                                    Shares                                                                Value    Percent of
             Industries              Held                   Common Stocks                   Cost        (Note 1a)  Net Assets
             Advertising              10,000    The Interpublic Group of Companies,
                                                Inc.                                      $   455,324   $    791,250    0.7%

             Banking & Financial      35,600    Bank One Corporation                        1,719,905      1,864,550    1.6
                                      42,000    BankAmerica Corporation                     2,767,360      2,808,750    2.5
                                      44,000    Citigroup Inc.                              2,481,536      2,466,750    2.2
                                      31,000    Mellon Bank Corporation                     1,792,098      2,077,000    1.8
                                      10,500    State Street Corporation                      582,114        750,750    0.7
                                                                                          -----------   ------------  ------
                                                                                            9,343,013      9,967,800    8.8

             Beverages                24,000    The Coca-Cola Company                       1,932,193      1,570,500    1.4

             Broadcasting--           15,000    CBS Corporation                               378,301        510,000    0.4
             Radio & Television       18,500  ++Chancellor Media Corporation                  805,666      1,061,437    0.9
                                      34,000  ++Clear Channel Communications, Inc.          1,529,620      2,103,750    1.8
                                      25,000  ++Infinity Broadcasting Corp. (Class A)         546,782        692,188    0.6
                                                                                          -----------   ------------  ------
                                                                                            3,260,369      4,367,375    3.7

             Chemicals                40,000    du Pont (E.I.) de Nemours and Company       2,609,487      2,047,500    1.8

             Communications           45,000  ++Cisco Systems, Inc.                         2,065,506      5,025,937    4.4
             Equipment                 4,000  ++FORE Systems, Inc.                             78,000         67,250    0.1
                                       2,000    Lucent Technologies Inc.                      144,995        225,125    0.2
                                       1,500  ++Newbridge Networks Corporation                 90,090         53,906    0.0
                                       5,000    Northern Telecom Limited                      246,980        315,625    0.3
                                       2,000    Telefonaktiebolaget LM Ericsson (ADR)*         40,978         55,750    0.1
                                                                                          -----------   ------------  ------
                                                                                            2,666,549      5,743,593    5.1

             Computers                78,943  ++Compaq Computer Corporation                 2,075,886      3,759,660    3.3
                                       6,000  ++Dell Computer Corporation                     233,587        600,000    0.5
                                      11,000    International Business Machines
                                                Corporation                                 2,060,437      2,015,750    1.8
                                       8,000  ++Network Appliance, Inc.                       219,710        421,000    0.4
                                                                                          -----------   ------------  ------
                                                                                            4,589,620      6,796,410    6.0

             Cosmetics                20,000    Gillette Company                              934,894      1,175,000    1.0
                                       1,500  ++International Flavors & Fragrances Inc.        66,303         65,438    0.1
                                                                                          -----------   ------------  ------
                                                                                            1,001,197      1,240,438    1.1

             Diversified               2,000    Minnesota Mining and Manufacturing
                                                Company (3M)                                  154,323        155,250    0.1

             Electrical Equipment      2,000    Emerson Electric Co.                          108,040        116,375    0.1
                                      43,000    General Electric Company                    3,301,800      4,509,625    3.9
                                       1,000    Honeywell Inc.                                 74,816         65,187    0.1
                                                                                          -----------   ------------  ------
                                                                                            3,484,656      4,691,187    4.1

             Electronics              17,000    Intel Corporation                           1,384,730      2,393,813    2.1
                                       1,000  ++STMicroelectronics NV (NY Registered
                                                Shares)                                        65,810        104,500    0.1
                                       5,000    Texas Instruments Incorporated                284,283        494,375    0.4
                                                                                          -----------   ------------  ------
                                                                                            1,734,823      2,992,688    2.6


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
             Growth Opportunity Portfolio (continued)

                                    Shares                                                                Value    Percent of
             Industries              Held                   Common Stocks                   Cost        (Note 1a)  Net Assets
             Energy                   22,000    El Paso Energy Corporation                $   734,316    $   726,000    0.6%
                                       2,000    Enron Corporation                              80,390        132,000    0.1

                                                                                              814,706        858,000    0.7

             Entertainment             7,000  ++Viacom, Inc. (Class A)                        260,391        587,125    0.5
                                      50,000    The Walt Disney Company                     1,629,106      1,650,000    1.4
                                                                                          -----------   ------------  ------
                                                                                            1,889,497      2,237,125    1.9

             Financial Services        4,000    American Express Company                      390,615        411,500    0.4
                                       7,000    Federal Home Loan Mortgage Association        410,429        434,000    0.4
                                      11,000    Federal National Mortgage Association         671,039        801,625    0.7
                                      10,000    Franklin Resources, Inc.                      546,808        335,000    0.3
                                      14,000    Morgan Stanley Dean Witter & Co.              885,329      1,215,375    1.1
                                       3,000    T. Rowe Price Associates, Inc.                112,945        109,688    0.1
                                                                                          -----------   ------------  ------
                                                                                            3,017,165      3,307,188    3.0

             Food Merchandising        3,000    Albertson's, Inc.                             107,884        183,000    0.2
                                       6,000  ++Fred Meyer, Inc.                              141,180        375,000    0.3
                                       6,000  ++Safeway Inc.                                  282,855        336,750    0.3
                                                                                          -----------   ------------  ------
                                                                                              531,919        894,750    0.8

             Foods                     5,000    ConAgra, Inc.                                 124,865        162,500    0.1
                                       4,000    Wm. Wrigley Jr. Company                       288,597        374,500    0.3
                                                                                          -----------   ------------  ------
                                                                                              413,462        537,000    0.4

             Home Furnishings         22,700    Ethan Allen Interiors, Inc.                 1,190,938      1,083,925    0.9

             Hotels                    9,000    Marriott International, Inc. (Class A)        305,627        316,125    0.3

             Household Products        1,000    Colgate-Palmolive Company                      71,320         80,437    0.1
                                      22,000    Kimberly-Clark Corporation                  1,083,271      1,095,875    1.0
                                      30,000    The Procter & Gamble Company                2,336,641      2,726,250    2.4
                                      17,000    Unilever NV (NY Registered Shares)          1,221,062      1,300,500    1.1
                                                                                          -----------   ------------  ------
                                                                                            4,712,294      5,203,062    4.6

             Information              13,000  ++America Online, Inc.                          686,972      2,283,937    2.0
             Processing               27,000    First Data Corporation                        961,514      1,034,437    0.9
                                                                                          -----------   ------------  ------
                                                                                            1,648,486      3,318,374    2.9

             Insurance                10,000    Aetna Inc.                                    833,053        901,250    0.8
                                      14,200    American International Group, Inc.            991,902      1,461,712    1.3
                                                                                          -----------   ------------  ------
                                                                                            1,824,955      2,362,962    2.1

             Medical Technology        2,000  ++Boston Scientific Corporation                  65,654         48,875    0.0
                                       4,000    Guidant Corporation                           136,943        235,750    0.2
                                       1,000    Johnson & Johnson                              66,560         85,000    0.1
                                                                                          -----------   ------------  ------
                                                                                              269,157        369,625    0.3

             Oil Services              3,000    Baker Hughes Incorporated                     114,960         50,625    0.0
                                       2,000    Diamond Offshore Drilling, Inc.                90,370         46,000    0.0
                                       1,500    Schlumberger Limited                           88,170         71,438    0.1
                                                                                          -----------   ------------  ------
                                                                                              293,500        168,063    0.1

             Pharmaceuticals           2,000  ++Amgen Inc.                                    131,750        255,500    0.2
                                      22,000    Bristol-Myers Squibb Company                2,156,465      2,820,125    2.5
                                      25,000    Merck & Co., Inc.                           3,305,070      3,668,750    3.2
                                      23,000    Pfizer Inc.                                 1,939,566      2,958,375    2.6
                                                                                          -----------   ------------  ------
                                                                                            7,532,851      9,702,750    8.5

             Photography               1,000    Eastman Kodak Company                          66,840         65,375    0.1

             Pollution Control           362    Waste Management, Inc.                         14,160         18,077    0.0

             Publishing               11,000    Gannett Co., Inc.                             780,104        723,937    0.6

             Restaurants               6,000    McDonald's Corporation                        343,189        472,875    0.4

             Retail--Specialty        13,000  ++Abercrombie & Fitch Co. (Class A)             578,698        994,500    0.9
                                      36,000    CVS Corporation                             1,277,008      1,971,000    1.7
                                       8,500    The Gap, Inc.                                 230,605        545,594    0.5
                                      15,000    Lowe's Companies, Inc.                        601,807        874,688    0.8
                                      70,000  ++Staples, Inc.                               1,021,083      2,003,750    1.7
                                       5,000  ++Tommy Hilfiger Corporation                    270,074        352,500    0.3
                                      30,000    Walgreen Co.                                  971,102      1,875,000    1.6
                                                                                          -----------   ------------  ------
                                                                                            4,950,377      8,617,032    7.5

             Retail--Stores           17,000  ++Federated Department Stores, Inc.             847,205        710,812    0.6
                                       5,000    The TJX Companies, Inc.                       144,676        147,813    0.1
                                      23,000    Wal-Mart Stores, Inc.                       1,206,862      1,978,000    1.7
                                                                                          -----------   ------------  ------
                                                                                            2,198,743      2,836,625    2.4

             Semiconductors           12,000  ++Applied Materials, Inc.                       443,730        757,500    0.7

             Software--Computer        4,800  ++Baan Company NV (NY Registered Shares)        216,266         48,600    0.0
                                      25,000  ++Microsoft Corporation                       2,157,218      4,373,438    3.8
                                       7,000  ++PeopleSoft, Inc.                              273,673        138,688    0.1
                                      54,000    SAP AG (Systeme, Anwendungen, Produkte
                                                in der Datenverarbeitung)(ADR)*             1,293,324      1,832,625    1.6
                                                                                          -----------   ------------  ------
                                                                                            3,940,481      6,393,351    5.5

             Telecommunications       37,000    AT&T Corp.                                  2,709,863      3,357,750    2.9
                                      13,000    Ameritech Corporation                         742,470        846,625    0.7
                                      10,000  ++Cable & Wireless PLC (ADR)*                   402,841        432,500    0.4
                                      42,000    GTE Corporation                             2,342,888      2,835,000    2.5
                                      25,000  ++MCI WorldCom, Inc.                          1,146,454      1,992,188    1.7
                                       5,000  ++Nextel Communications, Inc. (Class A)         113,225        160,000    0.1
                                      31,000    Sprint Corporation (FON Group)              1,788,563      2,600,125    2.3
                                      33,000  ++Sprint Corporation (PCS Group)                525,219      1,051,875    0.9
                                       5,000    Vodafone Group PLC (ADR)*                     893,474        976,250    0.9
                                                                                          -----------   ------------  ------
                                                                                           10,664,997     14,252,313   12.4

             Toys                     19,000    Mattel, Inc.                                  716,164        431,063    0.4

             Travel & Lodging         31,000    Carnival Corporation (Class A)              1,007,133      1,520,937    1.3

                                                Total Common Stocks                        80,802,029    106,812,025   93.2


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
             Growth Opportunity Portfolio (concluded)

SHORT-TERM                           Face                                                                Value     Percent of
SECURITIES                          Amount              Short-Term Securities                 Cost     (Note 1a)   Net Assets
             Commercial           $5,114,000    General Motors Acceptance Corp.,
             Paper**                            4.81% due 2/01/1999                       $ 5,112,633   $  5,112,633    4.5%
                                   3,000,000    Knight-Ridder, Inc., 4.83% due
                                                2/22/1999                                   2,990,743      2,990,743    2.6

                                                Total Short-Term Securities                 8,103,376      8,103,376    7.1


             Total Investments                                                            $88,905,405    114,915,401  100.3
                                                                                          ===========
             Liabilities in Excess of Other Assets                                                          (322,452)  (0.3)
                                                                                                        ------------  ------
             Net Assets                                                                                 $114,592,949  100.0%
                                                                                                        ============  ======


            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Portfolio.
           ++Non-income producing security.

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                    Quality Bond Portfolio

                      S&P    Moody's   Face                                                                         Value
INDUSTRIES          Ratings  Ratings  Amount                Bonds & Notes                             Cost        (Note 1a)
Asset-Backed        AAA      Aaa     $150,000  The Money Store, Series 1998-B, 6.225% due
Securities*--                                  9/15/2023                                           $  149,978    $   151,029
0.8%


Banking--11.7%      A        A2       250,000  Bank of New York Company, Inc., 7.875% due
                                               11/15/2002                                             276,675        269,280
                    A+       Aa2      250,000  BankAmerica Corp., 6.65% due 5/01/2001                 249,863        256,290
                    BBB+     A3       300,000  Great Western Bank, 9.875% due 6/15/2001               332,535        326,706
                    BBB      A1       300,000  KeyCorp Capital I, 5.816% due 7/01/2028                296,982        290,430
                    BBB+     Baa1     250,000  MBNA America Bank NA, 5.543% due 6/10/2004             246,142        237,467
                    A        A3       250,000  Mellon Financial Co., 6.375% due 2/15/2010             251,010        261,695
                    A+       Aa3      250,000  Norwest Corp., Series F, 6.75% due 5/12/2000           249,627        254,740
                    A        A1       200,000  Wells Fargo Company, 8.375% due 5/15/2002              213,120        217,590
                                                                                                  -----------    -----------
                                                                                                    2,115,954      2,114,198


Financial           A+       aa3      100,000  Citigroup Capital II, 7.75% due 12/01/2036             100,170        109,448
Services--7.6%      BBB-     Baa2     100,000  Commercial Net Lease Realty, 7.125% due
                                               3/15/2008                                               99,729         93,440
                                               Donaldson Lufkin & Jenrette Inc.:
                    A-       A3       150,000     6% due 12/01/2001                                   149,820        150,188
                    A-       A3        38,000     6.875% due 11/01/2005                                37,694         39,475
                    BBB-     Baa3     150,000  Hospitality Properties Trust, 7% due 3/01/2008         149,730        141,847
                    AA       Aa2      200,000  MBIA, Inc., 7.15% due 7/15/2027                        199,510        218,716
                    A+       Aa3      100,000  Morgan Stanley, Dean Witter, Discover & Co.,
                                               5.625% due 1/20/2004                                    99,545         99,537
                    A+       A2       200,000  Prudential Insurance Co., 6.375% due
                                               7/23/2006 (a)                                          199,116        206,193
                    A        Aa3      150,000  Salomon Smith Barney Holdings, Inc., 7.375%
                                               due 5/15/2007                                          149,866        165,729
                    BBB      Baa2     150,000  Spieker Properties LP, 7.35% due 12/01/2017            151,549        145,287
                                                                                                  -----------    -----------
                                                                                                    1,336,729      1,369,860


Financial                                      Associates Corp. N.A.:
Services--          AA-      Aa3      250,000     6.95% due 11/01/2018                                248,530        269,245
Consumer--5.9%      AA-      Aa3      100,000     (Series H), 7.40% due 5/15/2006                     108,969        109,166
                    A        A2       250,000  Beneficial Corporation, Series I, 6.80%
                                               due 9/16/2003                                          250,000        259,963
                    A        aa3      150,000  CIT Capital Trust I, 7.70% due 2/15/2027               149,316        156,706
                    A+       Aa3      120,000  Commercial Credit Co., 6.25% due 1/01/2008             122,456        124,204
                    A-       Baa1     150,000  Finova Capital Corp., 6.25% due 11/01/2002             149,426        152,587
                                                                                                  -----------    -----------
                                                                                                    1,028,697      1,071,871


Industrial--                                   Anheuser-Busch Cos., Inc.:
Consumer Goods--    A+       A1       100,000     8.75% due 12/01/1999                                107,905        103,067
13.6%               A+       A1       200,000     5.65% due 9/15/2008                                 199,322        203,904
                    A+       A1       300,000     6.50% due 1/01/2028                                 300,903        318,801
                    A        A2       100,000  Bass America, Inc., 8.125% due 3/31/2002               105,928        106,846
                    A+       A3       250,000  Coca-Cola Enterprises, 5.75% due 11/01/2008            248,333        251,703
                    BBB-     Baa3     250,000  Flowers Industries Inc., 7.15% due 4/15/2028           248,675        240,140
                    A+       A1       300,000  Hershey Foods Corp, 6.95% due 8/15/2012                331,608        333,564
                    AA       Aa2      375,000  Kimberly-Clark Corp., 6.375% due 1/01/2028             371,910        391,054
                    AA       Aa2      200,000  McDonald's Corp., Series F, 5.35% due 9/15/2008        198,422        199,724
                    A        A1        80,000  Pepsico, Inc., 5.75% due 1/02/2003                      79,595         81,038
                    AA       Aa2      200,000  Wal-Mart Stores, Inc., 8.50% due 9/15/2024             207,350        231,040
                                                                                                  -----------    -----------
                                                                                                    2,399,951      2,460,881


Industrial--        AA+      Aa1      175,000  BP America Inc., 9.375% due 11/01/2000                 200,263        187,315
Energy--6.0%        BBB      Baa1     250,000  Noram Energy Corp., 6.375% due 11/01/2013              250,392        252,907
                    BBB      Baa3     250,000  Occidental Petroleum Corp., 6.50% due 4/01/2005        248,575        246,105
                    BBB+     Baa1     400,000  Sonat Inc., 7% due 2/01/2018                           412,068        409,408
                                                                                                  -----------    -----------
                                                                                                    1,111,298      1,095,735


Industrial--        A        A2       200,000  AlliedSignal Inc., 6.20% due 2/01/2008                 199,732        204,718
Manufacturing--     BBB+     A3       200,000  Applied Materials Inc., 6.75% due 10/15/2007           199,870        202,452
15.6%               A+       A2       200,000  Danaher Corp., 6% due 10/15/2008                       198,926        199,246
                    AA+      Aa1      300,000  Emerson Electric Co., 5.50% due 9/15/2008              299,223        300,984
                                               Ford Motor Credit Co.:
                    A        A1       200,000     8.20% due 2/15/2002                                 213,154        215,692
                    A        A1       300,000     5.787% due 8/27/2006                                299,792        299,277
                    AAA      Aaa      245,000  General Electric Capital Corp., 8.50% due
                                               7/24/2008                                              297,577        299,091
                                               General Motors Acceptance Corp.:
                    A        A2       100,000     8.50% due 1/01/2003                                 108,510        110,587
                    A        A2       100,000     7.125% due 5/01/2003                                105,785        106,143
                    A        A2       200,000     8.75% due 7/15/2005                                 226,232        233,244
                    A-       Baa1     250,000  LaFarge Corp., 6.375% due 7/15/2005                    249,708        256,150
                    A        A2       100,000  Lucent Technologies Inc., 6.50% due 1/15/2028          103,618        106,510
                    A        A1        90,000  PPG Industries Inc., 6.50% due 11/01/2007               89,725         93,919
                    BBB      Baa1     200,000  Raytheon Co., 6.15% due 11/01/2008                     199,472        205,152
                                                                                                  -----------    -----------
                                                                                                    2,791,324      2,833,165


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                    Quality Bond Portfolio (concluded)

                      S&P    Moody's   Face                                                                         Value
INDUSTRIES          Ratings  Ratings  Amount                Bonds & Notes                             Cost        (Note 1a)
Industrial--        AAA      Aa1    $ 300,000  Abbott Laboratiories, 5.40% due 9/15/2008          $   299,403    $   302,694
Services--7.3%      A        A2       150,000  Carnival Corp., 7.70% due 7/15/2004                    156,746        164,463
                    A        A2       213,377  Disney Custom Repackaged Asset Vehicle-403,
                                               6.85% due 1/10/2007*(a)                                213,232        222,104
                    A        A2       200,000  First Data Corporation, Series D, 6.375% due
                                               12/15/2007                                             199,486        207,828
                    A        A1       150,000  The May Department Stores Company, 6.70% due
                                               9/15/2028                                              157,788        157,393
                    AA-      A2       120,000  TCI Communications Inc., 8.75% due 8/01/2015           140,767        152,374
                    BBB      Baa2     100,000  Time Warner Entertainment Co., 8.375% due
                                               3/15/2023                                              107,029        122,894
                                                                                                  -----------    -----------
                                                                                                    1,274,451      1,329,750


Transportation      BBB      Baa2     250,000  CSX Corp., 7.90% due 5/01/2017                         279,713        287,703
--1.6%


US Government                                  US Treasury Notes:
Obligations--6.8%   AAA      Aaa       25,000     5.875% due 9/30/2002                                 25,289         26,027
                    AAA      Aaa      500,000     4.25% due 11/15/2003                                493,578        493,985
                    AAA      Aaa      135,000     7.25% due 8/15/2004                                 152,392        151,748
                    AAA      Aaa      150,000     6.50% due 5/15/2005                                 159,047        164,649
                    AAA      Aaa      300,000     7% due 7/15/2006                                    345,234        341,625
                    AAA      Aaa       50,000     6.125% due 8/15/2007                                 52,836         54,696
                                                                                                  -----------    -----------
                                                                                                    1,228,376      1,232,730


Utilities--         A-       A2       300,000  ALLTEL Corporation, 6.75% due 9/15/2005                295,380        317,691
Communications--    AA+      Aa3      100,000  Ameritech Capital Funding, 6.45% due 1/15/2018         105,010        102,941
11.1%               A        A3       250,000  Frontier Corp., 6% due 10/15/2013                      249,660        253,038
                    A        Baa1     150,000  GTE Corp., 6.84% due 4/15/2018                         154,197        159,225
                    AAA      Aa1      125,000  Indiana Bell Telephone Co., Inc., 7.30%
                                               due 8/15/2026                                          133,639        146,139
                                               MCI WorldCom Inc.:
                    BBB+     Baa2     200,000     7.75% due 4/01/2007                                 217,758        227,068
                    BBB+     Baa2     200,000     6.125% due 4/15/2012                                199,466        202,966
                    AA       Aa3      125,000  SBC Communications Capital Corp., Series B,
                                               6.50% due 3/12/2003                                    126,222        131,076
                    A-       Baa1     100,000  Sprint Capital Corp., 6.125% due 11/15/2008             99,926        102,354
                    A-       A3       365,000  US West Capital Funding Inc., 6.50% due
                                               11/15/2018                                             362,905        369,679
                                                                                                  -----------    -----------
                                                                                                    1,944,163      2,012,177


Utilities--         A+       A1       100,000  Consolidated Edison, Inc., Series 98-A, 6.25%
Electric--4.8%                                 due 2/01/2008                                          100,000        105,824
                    AA-      Aa3      300,000  Florida Power Corp., 6.875% due 2/01/2008              327,957        325,575
                    A        A1       250,000  Mississippi Power Co., Series B, 6.05% due
                                               5/01/2003                                              255,620        257,182
                    A        A2       150,000  Virginia Electric & Power Co., Series B, 8.625%
                                               due 10/01/2024                                         166,200        175,245
                                                                                                  -----------    -----------
                                                                                                      849,777        863,826


                                               Total Investments in Bonds & Notes--92.8%           16,510,411     16,822,925


SHORT-TERM
SECURITIES                                                  Issue
US Government                         980,000  Federal Home Loan Mortgage Corporation, 4.62%
Agency                                         due 2/01/1999                                          980,000        980,000
Obligations**
--5.4%
                                               Total Investments in Short-Term
                                               Securities--5.4%                                       980,000        980,000


                    Total Investments--98.2%                                                      $17,490,411     17,802,925
                                                                                                  ===========
                    Other Assets Less Liabilities--1.8%                                                              325,549
                                                                                                                 -----------
                    Net Assets--100.0%                                                                           $18,128,474
                                                                                                                 ===========


                 (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                   *Subject to principal paydowns.
                  **US Government Agency Obligations are traded on a discount basis;
                    the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
                    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                    See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                    US Government Securities Portfolio

                                                                        Face     Interest      Maturity              Value
                    Issue                                              Amount      Rate        Date(s)             (Note 1a)
US Government       Federal Home Loan Mortgage Corporation          $  753,272    11.50%        6/01/2019        $   846,128
Agency Mortgage-    Federal Home Loan Mortgage Corporation--
Backed              Gold Program                                     4,951,562     5.50   3/01/2013--12/01/2013    4,892,903
Obligations*--      Federal Home Loan Mortgage Corporation--
89.1%               Gold Program                                     1,836,020     6.50    8/01/2010--9/01/2013    1,867,827
                    Federal National Mortgage Association            4,991,991     6.00   3/01/2028--11/01/2028    4,937,379
                    Federal National Mortgage Association--
                    Multi-Family #0073313++++                        2,010,182     6.18         1/01/2006          2,068,420
                    Government National Mortgage Association           473,334     6.50         1/15/2028            478,659
                    Government National Mortgage Association         1,181,474     7.00   11/15/2027--7/15/2028    1,210,997
                    Government National Mortgage Association         1,300,000     7.50           TBA(1)           1,342,653
                    Government National Mortgage Association         2,311,452     7.50   10/15/2025--3/15/2028    2,388,203


                    Total US Government Agency Mortgage-Backed Obligations (Cost--$19,849,651)                    20,033,169


US Government       US Treasury STRIPS**                             1,500,000     5.635++      8/15/2019            485,355
Obligations--2.2%
                    Total US Government Obligations (Cost--$478,214)                                                 485,355


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                    US Government Securities Portfolio (concluded)

SHORT-TERM              Face                                                                                        Value
SECURITIES             Amount                               Issue                                                 (Note 1a)
Repurchase          $  745,000           Morgan Stanley & Company, purchased on 1/29/1999
Agreements***                            to yield 4.70% to 2/01/1999                                             $   745,000
--3.3%


US Government        2,500,000           Federal Home Loan Mortgage Corporation, 4.68% due 2/22/1999               2,493,175
Agency
Obligations****
--11.1%


                    Total Investments in Short-Term Securities (Cost--$3,238,175)                                  3,238,175


                    Total Investments (Cost--$23,566,040)--105.7%                                                 23,756,699

                    Liabilities in Excess of Other Assets--(5.7%)                                                 (1,281,377)
                                                                                                                 -----------
                    Net Assets--100.0%                                                                           $22,475,322
                                                                                                                 ===========



                 (1)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
                   *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                  **STRIPS--Separate Trading of Registered Interest and Principal of
                    Securities.
                 ***Repurchase Agreements are fully collateralized by US Government &
                    Agency Obligations.
                ****US Government Agency Obligations are traded on a discount basis;
                    the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
                  ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.
                ++++Underlying multi-family loans have prepayments protection by means of lockout periods and/or yield maintenance premiums.


                    See Notes to Financial Statements.


EQUITY PORTFOLIO CHANGES


FUNDAMENTAL
VALUE PORTFOLIO

For the Quarter Ended January 31, 1999

Additions

Atlantic Richfield Company (ARCO)
The Boeing Company
The Chubb Corporation


Deletions

Mentor Graphics Corporation
Newmont Mining Corporation
TIG Holdings, Inc.
Tenneco, Inc.



GLOBAL
OPPORTUNITY
PORTFOLIO


For the Quarter Ended January 31, 1999

Additions

 3Com Corporation
 ABN AMRO Holding NV
 ATI Technologies
 America Online, Inc.
 American Home Products Corporation
 Asm Lithography Holding NV
 Associates First Capital Corporation
   (Class A)
 Bank of Scotland
 Bethlehem Steel Corporation
 British Telecommunications PLC
 Cable & Wireless PLC
 Cap Gemini SA
 Cardinal Health Inc.
 Carrefour SA
 Case Corporation
 Credit Suisse Group (Registered Shares)
 DaimlerChrysler AG
 Dell Computer Corporation
 EMC Corporation
 Endesa SA
 Energis PLC
 Flextronics International Ltd.
 Fox Entertainment Group, Inc. (Class A)
 France Telecom SA
 Fuji Photo Film
 Fujikura Ltd.
 Fujitsu Limited
 General Motors Corporation
 Glaxo Wellcome PLC
 HSBC Holdings PLC
 Intel Corporation
 Kao Corporation
 Keane, Inc.
 Koninklijke Ahold NV
 Lucent Technologies Inc.
 Marui Co., Ltd.
 Mattel, Inc.
 Mellon Bank Corporation
 Microsoft Corporation
 Morgan Stanley Dean Witter & Co.
 Morton International, Inc.
 National Westminster Bank PLC
 Nokia Oyj 'A'
 Northern Telecom Limited
 Novartis AG (Registered Shares)
 Olympus Optical Co., Ltd.
 Orix Corporation
 Pfizer, Inc.
*REED
 RWE AG
 Reed International PLC
 Siemens AG
 Societe Generale 'A'
 Stora Enso Oyj 'R'
 Tandy Corporation
 TeleWest Communications PLC
 UBS AG
 USX-U.S. Steel Group
 VEBA AG
 Vodafone Group PLC
 Volvo AB 'B'
 Zeneca Group PLC


Deletions

 Alstom SA
 Banca di Roma
 British Aerospace PLC
 Computer Associates International, Inc.
 ConAgra, Inc.
 First Union Corporation
 Great Lakes Chemical Corporation
 Kimberly-Clark Corporation
 Owens-Illinois, Inc.
*REED
 US Airways Group, Inc.
 Warner-Lambert Company



GROWTH
OPPORTUNITY
PORTFOLIO


For the Quarter Ended January 31, 1999

Additions

 Ameritech Corporation
 Federal Home Loan Mortgage Association
 Infinity Broadcasting Corp. (Class A)
 International Business Machines
   Corporation
 Minnesota Mining and Manufacturing
   Company (3M)
*Momentum Business Applications Inc.
 Nextel Communications, Inc. (Class A)
 Sprint Corporation (PCS Group)
 T. Rowe Price Associates, Inc.
 The TJX Companies, Inc.
 Tommy Hilfiger Corporation
 Vodafone Group PLC (ADR)


Deletions

 Ascend Communications, Inc.
*Momentum Business Applications Inc.
 The Seagram Company Ltd.

[FN]
*Added and deleted in the same quarter.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES
                                                        Fundamental     Global         Growth        Quality     US Government
                                                           Value     Opportunity    Opportunity        Bond        Securities
               As of January 31, 1999                    Portfolio    Portfolio      Portfolio      Portfolio      Portfolio
Assets:        Investments, at value* (Note 1a)         $100,022,037  $ 65,853,544  $114,915,401  $ 17,802,925  $ 23,756,699
               Unrealized appreciation on forward
               foreign exchange
               contracts (Note 1b)                                --       214,453            --            --            --
               Foreign cash (Note 1c)                             --       606,146            --            --            --
               Cash                                              190            --           109           637            --
               Receivables:
                Securities sold                              485,309     1,425,668     4,490,049            --            --
                Capital shares sold                          156,161        83,450       951,917        50,998        70,420
                Interest                                          --       300,015            --       276,093       112,666
                Dividends                                    121,587        59,389        58,297            --            --
                Investment adviser (Note 2)                       --            --            --        53,980        44,117
                Principal paydowns                                --            --            --            --        50,271
               Deferred organization expenses
               (Note 1f)                                       7,414        17,297        32,254         4,237         9,275
               Prepaid registration fees and other
               assets (Note 1f)                               57,544        43,747        26,157        41,083        32,206
                                                        ------------  ------------  ------------  ------------  ------------
               Total assets                              100,850,242    68,603,709   120,474,184    18,229,953    24,075,654
                                                        ------------  ------------  ------------  ------------  ------------

Liabilities:   Payables:
                Securities purchased                           9,267     1,012,683     5,354,616            --     1,347,125
                Capital shares redeemed.                     334,904       225,973       216,222        24,413       163,583
                Custodian bank (Note 1i)                          --       758,479            --            --            --
                Distributor (Note 2)                          76,057        50,399        81,404         9,678        11,686
                Investment adviser (Note 2)                   52,059        39,432        54,532            --            --
                Dividends to shareholders (Note 1g)               --            --            --        27,481        28,906
               Accrued expenses and other
               liabilities                                   175,818       151,914       174,461        39,907        49,032
                                                        ------------  ------------  ------------  ------------  ------------
               Total liabilities                             648,105     2,238,880     5,881,235       101,479     1,600,332
                                                        ------------  ------------  ------------  ------------  ------------

Net Assets:    Net assets                               $100,202,137  $ 66,364,829  $114,592,949  $ 18,128,474  $ 22,475,322
                                                        ============  ============  ============  ============  ============

Net Assets     Class A Common Stock, $0.10 par
Consist of:    value++                                  $      2,532  $      1,551  $      3,139   $       828  $     12,156
               Class B Common Stock, $0.10 par
               value++++                                     448,496       363,513       381,096       116,327       140,936
               Class C Common Stock, $0.10 par
               value++++++                                   224,217       150,332       223,232        44,943        44,507
               Class D Common Stock, $0.10 par
               value++++++++                                  44,121        27,182        19,988        15,509        16,168
               Paid-in capital in excess of par           90,115,466    58,276,832    85,222,401    17,635,154    22,080,414
               Undistributed realized capital gains
               on investments and foreign currency
               transactions--net                           1,026,685         8,651     2,733,097         3,199            --
               Accumulated distributions in excess of
               realized capital gains on investments
               and foreign currency transactions--net
               (Note 1g)                                          --            --            --            --        (9,518)
               Unrealized appreciation on
               investments and foreign currency
               transactions--net                           8,340,620     7,536,768    26,009,996       312,514       190,659
                                                        ------------  ------------  ------------  ------------  ------------
               Net assets                               $100,202,137  $ 66,364,829  $114,592,949  $ 18,128,474  $ 22,475,322
                                                        ============  ============  ============  ============  ============

Net Asset      Class A:
Value:          Net assets                              $    358,938  $    193,188  $    581,647  $     84,478  $  1,278,251
                                                        ============  ============  ============  ============  ============
                Shares outstanding                            25,317        15,507        31,391         8,276       121,561
                                                        ============  ============  ============  ============  ============
                Net asset value and redemption
                price per share                         $      14.18  $      12.46  $      18.53  $      10.21  $      10.52
                                                        ============  ============  ============  ============  ============
               Class B:
                Net assets                              $ 62,419,416  $ 44,454,526  $ 69,601,335  $ 11,873,880  $ 14,817,401
                                                        ============  ============  ============  ============  ============
                Shares outstanding                         4,484,962     3,635,126     3,810,955     1,163,268     1,409,358
                                                        ============  ============  ============  ============  ============
                Net asset value and redemption
                price per share                         $      13.92  $      12.23  $      18.26  $      10.21  $      10.51
                                                        ============  ============  ============  ============  ============
               Class C:
                Net assets                              $ 31,188,015  $ 18,342,501  $ 40,710,321  $  4,587,376  $  4,678,802
                                                        ============  ============  ============  ============  ============
                Shares outstanding                         2,242,175     1,503,324     2,232,323       449,426       445,066
                                                        ============  ============  ============  ============  ============
                Net asset value and redemption
                price per share                         $      13.91  $      12.20  $      18.24  $      10.21  $      10.51
                                                        ============  ============  ============  ============  ============
               Class D:
                Net assets                              $  6,235,768  $  3,374,614  $  3,699,646  $  1,582,740  $  1,700,868
                                                        ============  ============  ============  ============  ============
                Shares outstanding                           441,210       271,815       199,883       155,087       161,684
                                                        ============  ============  ============  ============  ============
                Net asset value and redemption
                price per share                         $      14.13  $      12.42  $      18.51  $      10.21  $      10.52
                                                        ============  ============  ============  ============  ============

              *Identified cost                          $ 91,681,417  $ 58,523,334  $ 88,905,405  $ 17,490,411  $ 23,566,040
                                                        ============  ============  ============  ============  ============
             ++Authorized shares--Class A                  6,250,000     6,250,000     6,250,000     6,250,000    26,250,000
                                                        ============  ============  ============  ============  ============
           ++++Authorized shares--Class B                 10,000,000    10,000,000    10,000,000     6,250,000    26,250,000
                                                        ============  ============  ============  ============  ============
         ++++++Authorized shares--Class C                  6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                        ============  ============  ============  ============  ============
       ++++++++Authorized shares--Class D                  6,250,000     6,250,000     6,250,000     6,250,000     6,250,000
                                                        ============  ============  ============  ============  ============


               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


STATEMENTS OF OPERATIONS
                                                        Fundamental      Global        Growth       Quality     US Government
                                                           Value      Opportunity   Opportunity       Bond        Securities
               For the Year Ended January 31, 1999       Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
Investment     Interest and discount earned             $    570,164  $  1,251,098  $    276,705  $    893,336  $    900,923
Income         Dividends*                                  1,483,070       730,440       573,325            --            --
(Notes         Loaned securities                                  --            --            --            --           247
1d & 1e):      Other                                              --            --            --            --         6,959
                                                        ------------  ------------  ------------  ------------  ------------
               Total income                                2,053,234     1,981,538       850,030       893,336       908,129
                                                        ------------  ------------  ------------  ------------  ------------

Expenses:      Investment advisory fees (Note 2)             606,626       482,964       475,238        68,809        75,332
               Account maintenance and distribution
               fees--Class B (Note 2)                        583,572       434,442       451,189        63,798        67,024
               Account maintenance and distribution
               fees--Class C (Note 2)                        285,221       174,741       250,864        28,835        23,373
               Transfer agent fees--Class B
               (Note 2)                                      327,826       261,942       295,861        45,789        26,007
               Transfer agent fees--Class C
               (Note 2)                                      170,430       113,766       174,834        21,414        10,212
               Registration fees (Note 1f)                    61,415        39,379        42,708        62,027        57,172
               Accounting services (Note 2)                   97,773        52,604        76,370        13,853        15,907
               Printing and shareholder reports               62,000        77,554        61,320        12,985         8,658
               Professional fees                              46,930        39,120        32,452        11,583        13,106
               Custodian fees                                 22,225        56,346        22,501        14,669        14,738
               Transfer agent fees--Class D
               (Note 2)                                       28,439        16,706        13,859         4,124         1,640
               Amortization of organization expenses
               (Note 1f)                                       7,413        17,297        16,128         4,249         9,274
               Account maintenance fees--Class D
               (Note 2)                                       15,220         8,251         6,331         2,390         1,931
               Directors' fees and expenses                    9,438         7,217         5,572         1,370         1,447
               Transfer agent fees--Class A
               (Note 2)                                        1,680           894         2,059         3,399         6,922
               Pricing fees (Note 2)                             186         5,766            32         4,533         1,272
               Other                                           7,014         5,109         4,713         2,092         2,155
                                                        ------------  ------------  ------------  ------------  ------------
               Total expenses before reimbursement         2,333,408     1,794,098     1,932,031       365,919       336,170
               Reimbursement of expenses (Note 2)                 --            --            --      (270,895)     (243,842)
                                                        ------------  ------------  ------------  ------------  ------------
               Total expenses after reimbursement          2,333,408     1,794,098     1,932,031        95,024        92,328
                                                        ------------  ------------  ------------  ------------  ------------
               Investment income (loss)--net.               (280,174)      187,440    (1,082,001)      798,312       815,801
                                                        ------------  ------------  ------------  ------------  ------------

Realized &     Realized gain (loss) from:
Unrealized      Investments--net                           5,442,771     1,256,612     5,518,909       141,775       330,960
Gain            Foreign currency transactions--net                --      (869,098)           --            --            --
(Loss) on      Change in unrealized appreciation/
Investments    depreciation on:
& Foreign       Investments--net                             162,925     4,213,679    21,955,016       139,750       (89,917)
Currency        Foreign currency transactions
Transactions    --net                                             --       232,516            --            --            --
--Net (Notes                                            ------------  ------------  ------------  ------------  ------------
1b, 1c,        Net realized and unrealized gain
1e & 3):       on investments and foreign
               currency transactions                       5,605,696     4,833,709    27,473,925       281,525       241,043
                                                        ------------  ------------  ------------  ------------  ------------
               Net Increase in Net Assets Resulting
               from Operations                          $  5,325,522  $  5,021,149  $ 26,391,924  $  1,079,837  $  1,056,844
                                                        ============  ============  ============  ============  ============

              *Net of foreign withholding tax
               on dividends                             $     13,093  $     59,782  $      6,402            --            --
                                                        ============  ============  ============  ============  ============


               See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                             Fundamental              Global Opportunity
                                                                           Value Portfolio                Portfolio

                                                                         For the Year Ended            For the Year Ended
                                                                             January 31,                  January 31,
               Increase (Decrease) in Net Assets:                        1999            1998           1999         1998
Operations:    Investment income (loss)--net                          $   (280,174) $   (358,548) $    187,440  $    117,575
               Realized gain on investments and foreign currency
               transactions--net                                         5,442,771     7,145,873       387,514     4,186,568
               Change in unrealized appreciation/depreciation
               on investments and foreign currency transactions
               --net                                                       162,925     2,970,461     4,446,195    (1,526,403)
                                                                      ------------  ------------  ------------  ------------
               Net increase in net assets resulting from
               operations                                                5,325,522     9,757,786     5,021,149     2,777,740
                                                                      ------------  ------------  ------------  ------------

Dividends &    Investment income--net:
Distributions   Class A                                                         --            --            --          (611)
to              Class B                                                         --            --            --       (76,651)
Shareholders    Class C                                                         --            --            --       (30,314)
(Note 1g):      Class D                                                         --            --            --        (9,999)
               In excess of investment income--net:
                Class A                                                         --            --            --        (2,673)
                Class B                                                         --            --            --      (335,476)
                Class C                                                         --            --            --      (132,675)
                Class D                                                         --            --            --       (43,763)
               Realized gain on investments--net:
                Class A                                                    (24,547)      (35,250)           --       (12,818)
                Class B                                                 (3,462,399)   (5,200,268)           --    (3,181,736)
                Class C                                                 (1,712,089)   (2,463,175)           --    (1,245,621)
                Class D                                                   (393,697)     (604,991)           --      (238,373)
               In excess of realized gain on investments
               --net:
                Class A                                                         --            --          (561)       (1,779)
                Class B                                                         --            --      (107,053)     (441,592)
                Class C                                                         --            --       (43,148)     (172,879)
                Class D                                                         --            --        (9,798)      (33,084)
                                                                      ------------  ------------  ------------  ------------
               Net decrease in net assets resulting from
               dividends and distributions to shareholders              (5,592,732)   (8,303,684)     (160,560)   (5,960,044)
                                                                      ------------  ------------  ------------  ------------

Capital        Net increase in net assets derived from capital
Share          share transactions                                       23,869,513    20,907,035     1,550,635    19,283,250
Transactions                                                          ------------  ------------  ------------  ------------
(Note 4):

Net Assets:    Total increase in net assets                             23,602,303    22,361,137     6,411,224    16,100,946
               Beginning of year                                        76,599,834    54,238,697    59,953,605    43,852,659
                                                                      ------------  ------------  ------------  ------------
               End of year                                            $100,202,137  $ 76,599,834  $ 66,364,829  $ 59,953,605
                                                                      ============  ============  ============  ============

               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                              Growth Opportunity           Quality Bond                US Government
                                                  Portfolio                 Portfolio               Securities Portfolio

                                              For the Year Ended         For the Year Ended          For the Year Ended
                                                 January 31,                January 31,                 January 31,
Increase (Decrease) in Net Assets:            1999           1998          1999          1998          1999           1998
Operations:    Investment income
               (loss)--net               $ (1,082,001)  $   (443,121)  $   798,312  $    612,919  $    815,801  $    692,750
               Realized gain on
               investments and
               foreign currency
               transactions--net            5,518,909      2,875,420       141,775        34,086       330,960       100,678
               Change in unrealized
               appreciation/depreciation
               on investments and
               foreign currency
               transactions--net           21,955,016      2,511,620       139,750       267,178       (89,917)      269,148
                                         ------------   ------------  ------------  ------------  ------------  ------------
               Net increase in net
               assets resulting from
               operations                  26,391,924      4,943,919     1,079,837       914,183     1,056,844     1,062,576
                                         ------------   ------------  ------------  ------------  ------------  ------------

Dividends &    Investment income--net:
Distributions   Class A                            --             --       (45,570)     (123,527)     (149,920)     (266,916)
to              Class B                            --             --      (488,136)     (317,057)     (469,886)     (294,485)
Shareholders    Class C                            --             --      (205,201)     (137,274)     (151,711)     (110,661)
(Note 1g):      Class D                            --             --       (59,405)      (35,061)      (44,284)      (20,688)
               Realized gain on
               investments--net:
                Class A                       (12,483)       (13,310)       (1,890)           --       (26,863)      (23,691)
                Class B                    (1,099,540)    (1,603,433)      (76,535)           --      (230,879)      (37,250)
                Class C                      (645,712)      (796,299)      (30,006)           --       (73,379)      (13,982)
                Class D                       (78,747)      (111,328)       (9,735)           --       (26,101)       (2,134)
               In excess of realized
               gain on investments
               --net:
                Class A                            --             --            --            --          (716)           --
                Class B                            --             --            --            --        (6,152)           --
                Class C                            --             --            --            --        (1,955)           --
                Class D                            --             --            --            --          (695)           --
                                         ------------   ------------  ------------  ------------  ------------  ------------
               Net decrease in net assets
               resulting from dividends
               and distributions to
               shareholders                (1,836,482)    (2,524,370)     (916,478)     (612,919)   (1,182,541)     (769,807)
                                         ------------   ------------  ------------  ------------  ------------  ------------

Capital Share  Net increase in net
Transactions   assets derived from
(Note 4):      capital share
               transactions                49,407,790     22,868,370     7,232,908     1,015,801    10,369,240       868,656
                                         ------------   ------------  ------------  ------------  ------------  ------------

Net Assets:    Total increase in
               net assets                  73,963,232     25,287,919     7,396,267     1,317,065    10,243,543     1,161,425
               Beginning of year           40,629,717     15,341,798    10,732,207     9,415,142    12,231,779    11,070,354
                                         ------------   ------------  ------------  ------------  ------------  ------------
               End of year               $114,592,949   $ 40,629,717  $ 18,128,474  $ 10,732,207  $ 22,475,322  $ 12,231,779
                                         ============   ============  ============  ============  ============  ============


               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                     Fundamental Value Portfolio++++

                                                            Class A                                  Class B
The following per share data and ratios
have been derived from information                     For the Year Ended                       For the Year Ended
provided in the financial statements.                     January 31,                              January 31,

Increase (Decrease) in Net Asset Value:       1999        1998     1997     1996++      1999      1998      1997     1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 13.98   $ 13.58    $ 11.67   $ 10.00   $ 13.75    $ 13.39   $ 11.55   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income (loss)
               --net                             .11       .07       (.01)      .25      (.05)      (.09)     (.15)     (.07)
               Realized and unrealized
               gain on investments--net         1.05      2.22       2.70      1.76      1.03       2.19      2.65      1.96
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                       1.16      2.29       2.69      2.01       .98       2.10      2.50      1.89
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less distributions:
                Realized gain on
                investments--net                (.96)    (1.89)      (.78)     (.20)     (.81)     (1.74)     (.66)     (.20)
                In excess of realized
                gain on investments--net          --        --         --      (.11)       --         --        --      (.11)
                Return of capital--net            --        --         --      (.03)       --         --        --      (.03)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total distributions              (.96)    (1.89)      (.78)     (.34)     (.81)     (1.74)     (.66)     (.34)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end
               of year                       $ 14.18   $ 13.98    $ 13.58   $ 11.67   $ 13.92    $ 13.75   $ 13.39   $ 11.55
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset
Investment     value per share                 8.51%    17.12%     23.20%    20.10%+++  7.32%     15.91%    21.79%    18.89%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                   1.45%     1.63%      2.03%     1.54%     2.55%      2.72%     3.11%     3.29%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        1.45%     1.63%      2.03%     2.00%     2.55%      2.72%     3.11%     3.39%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income (loss)
               --net                            .75%      .48%      (.07%)    1.99%     (.35%)     (.60%)   (1.15%)    (.61%)
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $   359   $   317    $   209   $   121   $62,419    $48,073   $34,828   $20,989
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover             40.10%    68.75%     80.60%    51.37%    40.10%     68.75%    80.60%    51.37%
                                             =======   =======    =======   =======   =======    =======   =======   =======


              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999

FINANCIAL HIGHLIGHTS (continued)
                                                                    Fundamental Value Portfolio++++

                                                             Class C                                 Class D
The following per share data and ratios have
been derived from information provided in               For the Year Ended                      For the Year Ended
the financial statements.                                  January 31,                             January 31,

Increase (Decrease) in Net Asset Value:        1999       1998      1997     1996++     1999       1998     1997      1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 13.75   $ 13.39    $ 11.55   $ 10.00   $ 13.94    $ 13.54   $ 11.65   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income (loss)
               --net                            (.06)     (.09)      (.15)     (.09)      .07        .03      (.04)      .03
               Realized and unrealized
               gain on investments--net         1.03      2.19       2.66      1.98      1.04       2.22      2.68      1.96
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .97      2.10       2.51      1.89      1.11       2.25      2.64      1.99
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less distributions:
                Realized gain on
                investments--net                (.81)    (1.74)      (.67)     (.20)     (.92)     (1.85)     (.75)     (.20)
                In excess of realized
                gain on investments--net          --        --         --      (.11)       --         --        --      (.11)
                Return of capital--net            --        --         --      (.03)       --         --        --      (.03)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total distributions              (.81)    (1.74)      (.67)     (.34)     (.92)     (1.85)     (.75)     (.34)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end
               of year                       $ 13.91   $ 13.75    $ 13.39   $ 11.55   $ 14.13    $ 13.94   $ 13.54   $ 11.65
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share                       7.23%    15.93%     21.82%    18.89%+++  8.19%     16.89%    22.82%    19.90%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                   2.58%     2.75%      3.15%     3.38%     1.70%      1.89%     2.27%     2.45%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        2.58%     2.75%      3.15%     3.46%     1.70%      1.89%     2.27%     2.56%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income
               (loss)--net                     (.39%)    (.63%)    (1.19%)    (.75%)     .50%       .23%     (.31%)     .24%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of
Data:          year (in thousands)           $31,188   $22,896    $15,022   $ 7,990   $ 6,236    $ 5,314   $ 4,180   $ 2,471
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover             40.10%    68.75%     80.60%    51.37%    40.10%     68.75%    80.60%    51.37%
                                             =======   =======    =======   =======   =======    =======   =======   =======

              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                    Global Opportunity Portfolio++++

                                                            Class A                                  Class B
The following per share data and ratios
have been derived from information                        For the Year                             For the Year
provided in the financial statements.                  Ended January 31,                        Ended January 31,

Increase (Decrease) in Net Asset Value:       1999       1998       1997     1996++     1999      1998       1997     1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 11.40   $ 11.93    $ 10.82   $ 10.00   $ 11.30    $ 11.86   $ 10.76   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income (loss)
               --net                             .16       .16        .15       .34       .03        .02      (.04)      .13
               Realized and unrealized
               gain on investments and
               foreign currency trans-
               actions--net                      .94       .69       1.21       .77       .93        .68      1.29       .85
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                       1.10       .85       1.36      1.11       .96        .70      1.25       .98
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and distri-
               butions:
                Investment income--net            --      (.05)        --      (.20)       --       (.02)       --      (.15)
                In excess of investment
                income on investments
                --net                             --      (.20)      (.13)     (.06)       --       (.11)     (.03)     (.04)
                Realized gain on
                investments--net                  --      (.99)      (.12)       --        --       (.99)     (.12)       --
                In excess of realized
                gain on investments--net        (.04)     (.14)        --      (.03)     (.03)      (.14)       --      (.03)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and
               distributions                    (.04)    (1.38)      (.25)     (.29)     (.03)     (1.26)     (.15)     (.22)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end
               of year                       $ 12.46   $ 11.40    $ 11.93   $ 10.82   $ 12.23    $ 11.30   $ 11.86   $ 10.76
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share.                      9.63%     7.27%     12.68%    11.15%+++  8.48%      5.97%    11.67%     9.89%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                   1.72%     1.87%      2.47%     2.01%     2.82%      2.96%     3.76%     3.50%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        1.72%     1.87%      2.90%     2.32%     2.82%      2.96%     4.01%     3.61%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income (loss)
               --net                           1.37%     1.28%      1.83%     2.92%      .26%       .18%     (.39%)    1.20%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $   193   $   167    $   129   $ 3,025   $44,455    $40,687   $30,469   $16,117
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            134.89%    99.11%    125.68%    83.14%   134.89%     99.11%   125.68%    83.14%
                                             =======   =======    =======   =======   =======    =======   =======   =======


              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                     Global Opportunity Portfolio++++

                                                           Class C                                   Class D
The following per share data and
ratios have been derived from information                 For the Year                             For the Year
provided in the financial statements.                   Ended January 31,                        Ended January 31,

Increase (Decrease) in Net Asset Value:       1999       1998       1997    1996++      1999      1998      1997      1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 11.28   $ 11.84    $ 10.75   $ 10.00   $ 11.39    $ 11.92   $ 10.80   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income (loss)
               --net                             .02       .02       (.05)      .12       .13        .13       .05       .22
               Realized and unrealized
               gain on investments and
               foreign currency trans-
               actions--net                      .93       .68       1.29       .85       .94        .70      1.29       .85
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .95       .70       1.24       .97      1.07        .83      1.34      1.07
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and
               distributions:
                Investment income--net            --      (.02)        --      (.15)       --       (.04)       --      (.18)
                In excess of investment
                income on investments
                --net                             --      (.11)      (.03)     (.04)       --       (.19)     (.10)     (.06)
                Realized gain on inves-
                tments--net                       --      (.99)      (.12)       --        --       (.99)     (.12)       --
                In excess of realized
                gain on investments--net        (.03)     (.14)        --      (.03)     (.04)      (.14)       --      (.03)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and
               distributions                    (.03)    (1.26)      (.15)     (.22)     (.04)     (1.36)     (.22)     (.27)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end of
               year                          $ 12.20   $ 11.28    $ 11.84   $ 10.75   $ 12.42    $ 11.39   $ 11.92   $ 10.80
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share.                      8.40%     5.99%     11.61%     9.81%+++  9.35%      7.02%    12.56%    10.80%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                   2.87%     3.00%      3.81%     3.58%     1.97%      2.12%     2.91%     2.67%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        2.87%     3.00%      4.06%     3.65%     1.97%      2.12%     3.17%     2.77%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income (loss)
               --net                            .20%      .13%      (.46%)    1.07%     1.11%      1.03%      .48%     2.00%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $18,342   $15,951    $10,659   $ 4,770   $ 3,375    $ 3,149   $ 2,596   $ 1,513
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            134.89%    99.11%    125.68%    83.14%   134.89%     99.11%   125.68%    83.14%
                                             =======   =======    =======   =======   =======    =======   =======   =======

              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                               Growth Opportunity Portfolio++++

                                                                            Class A                     Class B

                                                                                      For the                        For the
                                                                                       Period                         Period
The following per share data and ratios have been derived                             Feb. 2,                        Feb. 2,
from information provided in the financial statements.           For the Year Ended  1996++ to  For the Year Ended  1996++ to
                                                                    January 31,       Jan. 31,     January 31,       Jan. 31,
Increase (Decrease) in Net Asset Value:                             1999     1998       1997       1999      1998     1997
Per Share      Net asset value, beginning of period               $ 13.42   $ 11.79   $ 10.00    $ 13.27   $ 11.68   $ 10.00
Operating                                                         -------   -------   -------    -------   -------   -------
Performance:   Investment income (loss)--net                         (.06)     (.07)      .03       (.23)     (.22)     (.21)
               Realized and unrealized gain on
               investments--net                                      5.63      2.83      1.76       5.54      2.80      1.89
                                                                  -------   -------   -------    -------   -------   -------
               Total from investment operations                      5.57      2.76      1.79       5.31      2.58      1.68
                                                                  -------   -------   -------    -------   -------   -------
               Less distributions from realized gain on
               investments--net                                      (.46)    (1.13)       --       (.32)     (.99)       --
                                                                  -------   -------   -------    -------   -------   -------
               Net asset value, end of period                     $ 18.53   $ 13.42   $ 11.79    $ 18.26   $ 13.27   $ 11.68
                                                                  =======   =======   =======    =======   =======   =======

Total          Based on net asset value per share                  42.02%    23.52%    17.90%+++  40.41%    22.16%    16.80%+++
Investment                                                        =======   =======   =======    =======   =======   =======
Return:**

Ratios to      Expenses, net of reimbursement                       1.56%     1.98%     2.44%*     2.66%     3.09%    3.84%*
Average Net                                                       =======   =======   =======    =======   =======   =======
Assets:        Expenses                                             1.56%     1.98%     3.08%*     2.66%     3.09%     4.00%*
                                                                  =======   =======   =======    =======   =======   =======
               Investment income (loss)--net                        (.39%)    (.55%)     .23%*    (1.50%)   (1.66%)   (1.93%)*
                                                                  =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of period (in thousands)           $   582   $   207   $    58    $69,601   $25,752   $ 9,816
Data:                                                             =======   =======   =======    =======   =======   =======
               Portfolio turnover                                  40.59%    60.24%    51.63%     40.59%    60.24%    51.63%
                                                                  =======   =======   =======    =======   =======   =======


              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999

FINANCIAL HIGHLIGHTS (continued)
                                                                              Growth Opportunity Portfolio++++

                                                                           Class C                      Class D

                                                                                      For the                         For the
                                                                                       Period                          Period
The following per share data and ratios have been derived                             Feb. 2,                         Feb. 2,
from information provided in the financial statements.          For the Year Ended   1996++ to   For the Year Ended  1996++ to
                                                                   January 31,        Jan. 31,      January 31,       Jan. 31,
Increase (Decrease) in Net Asset Value:                            1999      1998       1997      1999      1998      1997
Per Share      Net asset value, beginning of period               $ 13.26   $ 11.67   $ 10.00    $ 13.42   $ 11.78   $ 10.00
Operating                                                         -------   -------   -------    -------   -------   -------
Performance:   Investment loss--net                                  (.24)     (.23)     (.22)      (.10)     (.11)     (.11)
               Realized and unrealized gain on
               investments--net                                      5.55      2.81      1.89       5.62      2.84      1.89
                                                                  -------   -------   -------    -------   -------   -------
               Total from investment operations                      5.31      2.58      1.67       5.52      2.73      1.78
                                                                  -------   -------   -------    -------   -------   -------
               Less distributions from realized gain
               on investments--net                                   (.33)     (.99)       --       (.43)    (1.09)       --
                                                                  -------   -------   -------    -------   -------   -------
               Net asset value, end of period                     $ 18.24   $ 13.26   $ 11.67    $ 18.51   $ 13.42   $ 11.78
                                                                  =======   =======   =======    =======   =======   =======

Total          Based on net asset value per share                  40.39%    22.17%    16.70%+++  41.59%    23.30%    17.80%+++
Investment                                                        =======   =======   =======    =======   =======   =======
Return:**

Ratios to      Expenses, net of reimbursement                       2.71%     3.14%     3.88%*     1.80%     2.23%     2.94%*
Average Net                                                       =======   =======   =======    =======   =======   =======
Assets:        Expenses                                             2.71%     3.14%     4.05%*     1.80%     2.23%     3.13%*
                                                                  =======   =======   =======    =======   =======   =======
               Investment loss--net                                (1.55%)   (1.71%)   (1.98%)*    (.64%)    (.80%)   (1.00%)*
                                                                  =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of period (in thousands)           $40,710   $13,059   $ 4,649    $ 3,700   $ 1,612   $   819
Data:                                                             =======   =======   =======    =======   =======   =======
               Portfolio turnover                                  40.59%    60.24%    51.63%     40.59%    60.24%    51.63%
                                                                  =======   =======   =======    =======   =======   =======



                                                                           Quality Bond Portfolio

The following per share data and ratios                    Class A                                   Class B
have been derived from information provided
in the financial statements.                          For the Year Ended                        For the Year Ended
                                                         January 31,                               January 31,
Increase (Decrease) in Net Asset Value:       1999       1998      1997      1996+++++  1999      1998      1997       1996+++++
Per Share      Net asset value, beginning
Operating      of year                       $ 10.10   $  9.79    $ 10.27   $ 10.00   $ 10.09    $  9.79   $ 10.27   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income--net            .66       .69        .68       .62       .58        .60       .59       .54
               Realized and unrealized
               gain (loss) on investments
               --net                             .18       .31       (.44)      .27       .19        .30      (.44)      .27
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .84      1.00        .24       .89       .77        .90       .15       .81
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and distri-
               butions:
                Investment income--net          (.66)     (.69)      (.68)     (.62)     (.58)      (.60)     (.59)     (.54)
                Realized gain on invest-
                ments--net                      (.07)       --       (.04)       --      (.07)        --      (.04)       --
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and
               distributions                    (.73)     (.69)      (.72)     (.62)     (.65)      (.60)     (.63)     (.54)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end
               of year                       $ 10.21   $ 10.10    $  9.79   $ 10.27   $ 10.21    $ 10.09   $  9.79   $ 10.27
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share.                      8.57%    10.59%      2.51%     9.26%+++  7.88%      9.55%     1.62%     8.35%+++
Return:**                                    =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                    .00%      .00%       .00%      .00%      .75%       .75%      .78%      .79%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        2.00%     2.62%      3.23%     2.60%     2.71%      3.51%     4.08%     3.31%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income--net          6.56%     7.01%      6.85%     6.22%     5.74%      6.14%     6.00%     5.52%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $    84   $ 1,214    $ 2,254   $ 2,196   $11,874    $ 6,095   $ 4,824   $ 3,049
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            123.80%   114.61%     91.10%    86.68%   123.80%    114.61%    91.10%    86.68%
                                             =======   =======    =======   =======   =======    =======   =======   =======



                                                                          Quality Bond Portfolio

                                                             Class C                                 Class D
The following per share data and ratios
have been derived from information                      For the Year Ended                      For the Year Ended
provided in the financial statements.                      January 31,                             January 31,

Increase (Decrease) in Net Asset Value:        1999       1998      1997     1996+++++  1999      1998      1997       1996+++++
Per Share      Net asset value, beginning
Operating      of year                       $ 10.09   $  9.79    $ 10.27   $ 10.00   $ 10.09    $  9.79   $ 10.27   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income--net            .58       .60        .58       .53       .63        .66       .65       .60
               Realized and unrealized
               gain (loss) on investments
               --net                             .19       .30       (.44)      .27       .19        .30      (.44)      .27
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .77       .90        .14       .80       .82        .96       .21       .87
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and distri-
               butions:
                Investment income--net          (.58)     (.60)      (.58)     (.53)     (.63)      (.66)     (.65)     (.60)
                Realized gain on invest-
                ments--net                      (.07)       --       (.04)       --      (.07)        --      (.04)       --
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and
               distributions                    (.65)     (.60)      (.62)     (.53)     (.70)      (.66)     (.69)     (.60)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end of
               year                          $ 10.21   $ 10.09    $  9.79   $ 10.27  $  10.21    $ 10.09   $  9.79   $ 10.27
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share                       7.83%     9.46%      1.55%     8.27%+++  8.41%     10.21%     2.25%     8.99%+++
Return:**                                    =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                    .80%      .80%       .85%      .87%      .25%       .25%      .16%      .19%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        2.82%     3.60%      4.15%     3.44%     2.08%      2.90%     3.47%     2.70%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income--net          5.69%     6.05%      5.93%     5.46%     6.21%      6.75%     6.62%     6.11%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $ 4,587   $ 2,814    $ 1,885  $  1,123   $ 1,583    $   609   $   452   $   221
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            123.80%   114.61%     91.10%    86.68%   123.80%    114.61%    91.10%    86.68%
                                             =======   =======    =======   =======   =======    =======   =======   =======


              *Annualized.
             **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
           ++++Based on average shares outstanding.
            +++Aggregate total investment return.
          +++++The Program commenced operations on February 1, 1995.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                    US Government Securities Portfolio

                                                             Class A                                 Class B
The following per share data and ratios
have been derived from information provided             For the Year Ended                      For the Year Ended
in the financial statements.                               January 31,                             January 31,

Increase (Decrease) in Net Asset Value:        1999      1998       1997     1996++     1999      1998      1997     1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 10.48   $ 10.20    $ 10.48   $ 10.00   $ 10.48    $ 10.20   $ 10.48  $  10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income--net            .64       .69        .69       .76       .56        .61       .60       .68
               Realized and unrealized
               gain (loss) on investments
               --net                             .21       .35       (.21)      .74       .20        .35      (.21)      .74
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .85      1.04        .48      1.50       .76        .96       .39      1.42
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and
               distributions:
                Investment income--net          (.64)     (.69)      (.69)     (.76)     (.56)      (.61)     (.60)     (.68)
                Realized gain on invest-
                ments--net                      (.17)     (.07)      (.07)     (.26)     (.17)      (.07)     (.07)     (.26)
                In excess of realized gain
               on investments--net                --++++    --         --        --        --++++     --        --        --
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and distri-
               butions                          (.81)     (.76)      (.76)    (1.02)     (.73)      (.68)     (.67)     (.94)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end
               of year                       $ 10.52   $ 10.48    $ 10.20   $ 10.48   $ 10.51    $ 10.48   $ 10.20   $ 10.48
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share                       8.39%    10.66%      4.76%    15.47%+++  7.48%      9.76%     3.90%    14.53%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                    .00%      .00%       .00%      .00%      .75%       .75%      .78%      .81%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        1.73%     2.00%      2.92%     2.54%     2.34%      2.82%     3.72%     3.35%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income--net          6.13%     6.80%      6.69%     7.30%     5.26%      5.94%     5.85%     6.28%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $ 1,278   $ 3,233    $ 4,486   $ 5,463   $14,817    $ 6,627   $ 4,514   $ 3,043
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            310.91%   361.31%     27.32%   113.05%   310.91%    361.31%    27.32%   113.05%
                                             =======   =======    =======   =======   =======    =======   =======   =======


              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Amount is less than $.01 per share.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                    US Government Securities Portfolio

                                                             Class C                                 Class D
The following per share data and ratios
have been derived from information provided             For the Year Ended                      For the Year Ended
in the financial statements.                               January 31,                             January 31,

Increase (Decrease) in Net Asset Value:        1999      1998       1997     1996++     1999      1998      1997     1996++
Per Share      Net asset value, beginning
Operating      of year                       $ 10.48   $ 10.19    $ 10.47   $ 10.00   $ 10.48    $ 10.20   $ 10.48   $ 10.00
Performance:                                 -------   -------    -------   -------   -------    -------   -------   -------
               Investment income--net            .55       .60        .59       .67       .61        .67       .66       .74
               Realized and unrealized
               gain (loss) on  investments
               --net                             .20       .36       (.21)      .73       .21        .35      (.21)      .74
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total from investment
               operations                        .75       .96        .38      1.40       .82       1.02       .45      1.48
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Less dividends and
               distributions:
                Investment income--net          (.55)     (.60)      (.59)     (.67)     (.61)      (.67)     (.66)     (.74)
                Realized gain on
                investments--net                (.17)     (.07)      (.07)     (.26)     (.17)      (.07)     (.07)     (.26)
                In excess of realized gain
                on investments--net               --++++    --         --        --        --++++     --        --        --
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Total dividends and distri-
               butions                          (.72)     (.67)      (.66)     (.93)     (.78)      (.74)     (.73)    (1.00)
                                             -------   -------    -------   -------   -------    -------   -------   -------
               Net asset value, end of
               year                          $ 10.51   $ 10.48    $ 10.19   $ 10.47   $ 10.52    $ 10.48   $ 10.20   $ 10.48
                                             =======   =======    =======   =======   =======    =======   =======   =======

Total          Based on net asset value
Investment     per share                       7.43%     9.79%      3.83%    14.36%+++  8.12%     10.38%     4.49%    15.13%+++
Return:*                                     =======   =======    =======   =======   =======    =======   =======   =======

Ratio to       Expenses, net of
Average Net    reimbursement                    .80%      .80%       .85%      .86%      .25%       .25%      .21%      .22%
Assets:                                      =======   =======    =======   =======   =======    =======   =======   =======
               Expenses                        2.47%     2.90%      3.78%     3.41%     1.67%      2.25%     3.14%     2.77%
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Investment income--net          5.21%     5.88%      5.78%     6.21%     5.73%      6.53%     6.42%     6.90%
                                             =======   =======    =======   =======   =======    =======   =======   =======

Supplemental   Net assets, end of year
Data:          (in thousands)                $ 4,679   $ 2,057    $ 1,757   $ 1,089   $ 1,701    $   315   $   313   $   182
                                             =======   =======    =======   =======   =======    =======   =======   =======
               Portfolio turnover            310.91%   361.31%     27.32%   113.05%   310.91%    361.31%    27.32%   113.05%
                                             =======   =======    =======   =======   =======    =======   =======   =======


              *Total investment returns exclude the effects of sales loads.
             ++The Program commenced operations on February 1, 1995. ++++Amount is less than $.01 per share.
            +++Aggregate total investment return.

               See Notes to Financial Statements.


Merrill Lynch Asset Builder Program, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of five diversified separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. The Program's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Dollar rolls--The US Government Securities Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Custodian Bank--The Global Opportunity Portfolio recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a timing difference of a security transaction settlement.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences are:
$280,174 in the Fundamental Value Portfolio have been reclassified between undistributed net realized capital gains and undistributed net investment income; $869,098 in the Global Opportunity Portfolio have been reclassified between undistributed net investment income and undistributed net realized capital gains and $769,006 has been reclassified between paid-in capital in excess of par and undistributed net investment income; and $1,082,001 in the Growth Opportunity Portfolio have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended January 31, 1999, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                        Management     Additional
                                           Fee          Expenses

Quality Bond Portfolio                   $68,809       $202,086
US Government Securities Portfolio        75,332        168,510


Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account Maintenance Fees
                                  Class B    Class C    Class D

Fundamental Value Portfolio          0.25%      0.25%      0.25%
Global Opportunity Portfolio         0.25       0.25       0.25
Growth Opportunity Portfolio         0.25       0.25       0.25
Quality Bond Portfolio               0.25       0.25       0.25
US Government Securities Portfolio   0.25       0.25       0.25


                                               Distribution Fees
                                              Class B    Class C

Fundamental Value Portfolio                     0.75%      0.75%
Global Opportunity Portfolio                    0.75       0.75
Growth Opportunity Portfolio                    0.75       0.75
Quality Bond Portfolio                          0.50       0.55
US Government Securities Portfolio              0.50       0.55


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                   MLFD                  MLPF&S
                            Class A    Class D     Class A   Class D

Fundamental Value Portfolio   $16      $2,085       $310    $38,963
Global Opportunity Portfolio    5         724        112     14,421
Growth Opportunity Portfolio    8       2,177        163     41,443
Quality Bond Portfolio         --         264         --      3,526
US Government Securities
Portfolio                      --         207         --      2,258


For the year ended January 31, 1999, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                    Class B Shares    Class C Shares

Fundamental Value Portfolio             $110,098         $8,806
Global Opportunity Portfolio              99,708          5,723
Growth Opportunity Portfolio              76,992          8,019
Quality Bond Portfolio                    33,724          1,360
US Government Securities Portfolio        25,219          1,694


In addition, MLPF&S received $4,822, $13,322, and $7,398 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity
Portfolios, respectively, for the year ended January 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the year ended January 31, 1999, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $446, $3,452 and $626, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1999 were as follows:


                                      Purchases        Sales

Fundamental Value Portfolio          $44,440,010    $32,868,148
Global Opportunity Portfolio          90,881,882     81,331,992
Growth Opportunity Portfolio          70,753,723     27,765,867
Quality Bond Portfolio                22,919,711     16,091,351
US Government Securities Portfolio    52,796,579     44,518,485


Net realized gains (losses) for the year ended January 31, 1999 and net unrealized gains (losses) as of January 31, 1999 were as follows:


                                       Realized      Unrealized
Fundamental Value Portfolio             Gains          Gains

Long-term investments                 $5,442,771     $8,340,620
                                      ----------     ----------
Total                                 $5,442,771     $8,340,620
                                      ==========     ==========


                                       Realized      Unrealized
                                        Gains          Gains
Global Opportunity Portfolio           (Losses)       (Losses)

Long-term investments                 $1,256,933     $7,330,210
Short-term investments                      (321)            --
Forward foreign exchange contracts      (940,654)       214,453
Foreign currency transactions             71,556         (7,895)
                                      ----------     ----------
Total                                 $  387,514     $7,536,768
                                      ==========     ==========


                                       Realized     Unrealized
Growth Opportunity Portfolio            Gains          Gains

Long-term investments                 $5,518,909    $26,009,996
                                      ----------    -----------
Total                                 $5,518,909    $26,009,996
                                      ==========    ===========


                                       Realized
                                        Gains        Unrealized
Quality Bond Portfolio                 (Losses)        Gains

Long-term investments                 $  141,781     $  312,514
Short-term investments                        (6)            --
                                      ----------     ----------
Total                                 $  141,775     $  312,514
                                      ==========     ==========


                                        Realized      Unrealized
US Government Securities Portfolio       Gains          Gains

Long-term investments                 $  330,960     $  190,659
                                      ----------     ----------
Total                                 $  330,960     $  190,659
                                      ==========     ==========


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes was as follows:


                           Gross         Gross
                         Unrealized    Unrealized   Net Unrealized
                        Appreciation  Depreciation   Appreciation

Fundamental Value
Portfolio               $16,277,908   $(7,940,480)   $ 8,337,428
Global Opportunity
Portfolio                 9,087,933    (1,806,949)     7,280,984
Growth Opportunity
Portfolio                28,304,963    (2,298,846)    26,006,117
Quality Bond Portfolio      402,472       (89,958)       312,514
US Government Securities
Portfolio                   194,067       (26,837)       167,230


The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $91,684,609 for the Fundamental Value Portfolio, $58,572,560 for the Global Opportunity Portfolio, $88,909,284 for the Growth Opportunity Portfolio, $17,490,411 for the Quality Bond Portfolio, and $23,589,469 for the US Government Securities Portfolio.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the years ended January 31, 1999 and January 31, 1998, respectively, were as follows:


                                       For the        For the
                                      Year Ended     Year Ended
                                    Jan. 31, 1999  Jan. 31, 1998

Fundamental Value Portfolio          $23,869,513    $20,907,035
Global Opportunity Portfolio           1,550,635     19,283,250
Growth Opportunity Portfolio          49,407,790     22,868,370
Quality Bond Portfolio                 7,232,908      1,015,801
US Government Securities Portfolio    10,369,240        868,656


Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               10,754    $   161,658
Shares issued to shareholders in
reinvestment of distributions              1,225         17,038
                                      ----------   ------------
Total issued                              11,979        178,696
Shares redeemed                           (9,325)      (134,621)
                                      ----------   ------------
Net increase                               2,654   $     44,075
                                      ==========   ============


Fundamental Value Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                                9,220   $    132,100
Shares issued to shareholders in
reinvestment of distributions              2,200         30,166
                                      ----------   ------------
Total issued                              11,420        162,266
Shares redeemed                           (4,168)       (58,954)
                                      ----------   ------------
Net increase                               7,252   $    103,312
                                      ==========   ============



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)

Fundamental Value Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                            1,426,995   $ 20,878,799
Shares issued to shareholders in
reinvestment of distributions            225,258      3,081,461
                                      ----------   ------------
Total issued                           1,652,253     23,960,260
Shares redeemed                         (639,677)    (9,108,251)
Automatic conversion of shares           (23,354)      (336,901)
                                      ----------   ------------
Net increase                             989,222   $ 14,515,108
                                      ==========   ============


Fundamental Value Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                            1,066,388   $ 15,104,878
Shares issued to shareholders in
reinvestment of distributions            364,846      4,925,423
                                      ----------   ------------
Total issued                           1,431,234     20,030,301
Automatic conversion of shares           (18,069)      (264,298)
Shares redeemed                         (518,101)    (7,502,100)
                                      ----------   ------------
Net increase                             895,064   $ 12,263,903
                                      ==========   ============


Fundamental Value Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              877,348   $ 12,795,646
Shares issued to shareholders in
reinvestment of distributions            108,450      1,482,107
                                      ----------   ------------
Total issued                             985,798     14,277,753
Shares redeemed                         (409,005)    (5,866,086)
                                      ----------   ------------
Net increase                             576,793   $  8,411,667
                                      ==========   ============


Fundamental Value Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              601,444   $  8,526,327
Shares issued to shareholders in
reinvestment of distributions            170,139      2,296,877
                                      ----------   ------------
Total issued                             771,583     10,823,204
Shares redeemed                         (227,728)    (3,289,347)
                                      ----------   ------------
Net increase                             543,855   $  7,533,857
                                      ==========   ============


Fundamental Value Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               77,319   $  1,160,248
Automatic conversion of shares            22,951        336,901
Shares issued to shareholders in
reinvestment of distributions             24,832        344,361
                                      ----------   ------------
Total issued                             125,102      1,841,510
Shares redeemed                          (64,966)      (942,847)
                                      ----------   ------------
Net increase                              60,136   $    898,663
                                      ==========   ============


Fundamental Value Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               56,654   $    867,530
Automatic conversion of shares            22,297        264,298
Shares issued to shareholders in
reinvestment of distributions             41,085        562,040
                                      ----------   ------------
Total issued                             120,036      1,693,868
Shares redeemed                          (47,582)      (687,905)
                                      ----------   ------------
Net increase                              72,454   $  1,005,963
                                      ==========   ============


Global Opportunity Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                                6,091   $     72,429
Shares issued to shareholders in
reinvestment of distributions                 37            472
                                      ----------   ------------
Total issued                               6,128         72,901
Shares redeemed                           (5,305)       (64,461)
                                      ----------   ------------
Net increase                                 823   $      8,440
                                      ==========   ============


Global Opportunity Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                                6,103   $     76,288
Shares issued to shareholders in
reinvestment of dividends and
distributions                              1,486         16,699
                                      ----------   ------------
Total issued                               7,589         92,987
Shares redeemed                           (3,720)       (45,571)
                                      ----------   ------------
Net increase                               3,869   $     47,416
                                      ==========   ============


Global Opportunity Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              780,412   $  9,256,376
Shares issued to shareholders in
reinvestment of distributions              7,851         97,584
                                      ----------   ------------
Total issued                             788,263      9,353,960
Automatic conversion of shares           (27,640)      (322,415)
Shares redeemed                         (724,680)    (8,517,247)
                                      ----------   ------------
Net increase                              35,943   $    514,298
                                      ==========   ============


Global Opportunity Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                            1,157,893   $ 14,316,582
Shares issued to shareholders in
reinvestment of dividends and
distributions                            341,688      3,813,239
                                      ----------   ------------
Total issued                           1,499,581     18,129,821
Automatic conversion of shares           (21,068)      (255,000)
Shares redeemed                         (449,247)    (5,533,115)
                                      ----------   ------------
Net increase                           1,029,266   $ 12,341,706
                                      ==========   ============


Global Opportunity Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              463,398   $  5,459,304
Shares issued to shareholders in
reinvestment of distributions              3,028         37,573
                                      ----------   ------------
Total issued                             466,426      5,496,877
Shares redeemed                         (376,709)    (4,407,768)
                                      ----------   ------------
Net increase                              89,717   $  1,089,109
                                      ==========   ============


Global Opportunity Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              597,712   $  7,395,862
Shares issued to shareholders
in reinvestment of dividends and
distributions                            130,118      1,449,520
                                      ----------   ------------
Total issued                             727,830      8,845,382
Shares redeemed                         (214,300)    (2,642,190)
                                      ----------   ------------
Net increase                             513,530   $  6,203,192
                                      ==========   ============


Global Opportunity Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               37,028   $    440,001
Automatic conversion of shares            27,344        322,415
Shares issued to shareholders in
reinvestment of distributions                712          8,947
                                      ----------   ------------
Total issued                              65,084        771,363
Shares redeemed                          (69,853)      (832,575)
                                      ----------   ------------
Net decrease                              (4,769)  $    (61,212)
                                      ==========   ============


Global Opportunity Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               57,335   $    713,616
Automatic conversion of shares            20,888        255,000
Shares issued to shareholders in
reinvestment of dividends and
distributions                             26,790        300,854
                                      ----------   ------------
Total issued                             105,013      1,269,470
Shares redeemed                          (46,165)      (578,534)
                                      ----------   ------------
Net increase                              58,848   $    690,936
                                      ==========   ============


Growth Opportunity Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               19,308   $    302,071
Shares issued to shareholders in
reinvestment of distributions                597          9,622
                                      ----------   ------------
Total issued                              19,905        311,693
Shares redeemed                           (3,917)       (62,317)
                                      ----------   ------------
Net increase                              15,988   $    249,376
                                      ==========   ============


Growth Opportunity Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               11,373   $    148,959
Shares issued to shareholders in
reinvestment of distributions                959         12,711
                                      ----------   ------------
Total issued                              12,332        161,670
Shares redeemed                           (1,802)       (24,112)
                                      ----------   ------------
Net increase                              10,530   $    137,558
                                      ==========   ============


Growth Opportunity Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                            2,139,948   $ 32,864,645
Shares issued to shareholders in
reinvestment of distributions             60,229        957,801
                                      ----------   ------------
Total issued                           2,200,177     33,822,446
Automatic conversion of shares            (6,136)       (95,275)
Shares redeemed                         (323,318)    (4,941,105)
                                      ----------   ------------
Net increase                           1,870,723   $ 28,786,066
                                      ==========   ============


Growth Opportunity Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                            1,121,578   $ 14,651,783
Shares issued to shareholders in
reinvestment of distributions            113,008      1,483,802
                                      ----------   ------------
Total issued                           1,234,586     16,135,585
Automatic conversion of shares              (614)        (7,993)
Shares redeemed                         (134,463)    (1,761,065)
                                      ----------   ------------
Net increase                           1,099,509   $ 14,366,527
                                      ==========   ============



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)



Growth Opportunity Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                            1,420,650   $ 21,800,313
Shares issued to shareholders in
reinvestment of distributions             34,631        549,966
                                      ----------   ------------
Total issued                           1,455,281     22,350,279
Shares redeemed                         (207,727)    (3,224,985)
                                      ----------   ------------
Net increase                           1,247,554   $ 19,125,294
                                      ==========   ============


Growth Opportunity Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              619,880   $  8,145,982
Shares issued to shareholders in
reinvestment of distributions             55,973        734,362
                                      ----------   ------------
Total issued                             675,853      8,880,344
Shares redeemed                          (89,393)    (1,181,122)
                                      ----------   ------------
Net increase                             586,460   $  7,699,222
                                      ==========   ============


Growth Opportunity Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               92,179   $  1,434,470
Automatic conversion of shares             6,050         95,275
Shares issued to shareholders in
reinvestment of distributions              4,195         67,549
                                      ----------   ------------
Total issued                             102,424      1,597,294
Shares redeemed                          (22,687)      (350,240)
                                      ----------   ------------
Net increase                              79,737   $  1,247,054
                                      ==========   ============


Growth Opportunity Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               50,926   $    667,879
Automatic conversion of shares               607          7,993
Shares issued to shareholders in
reinvestment of distributions              7,535         99,917
                                      ----------   ------------
Total issued                              59,068        775,789
Shares redeemed                           (8,444)      (110,726)
                                      ----------   ------------
Net increase                              50,624   $    665,063
                                      ==========   ============


Quality Bond Portfolio

Class A Shares for the Year                            Dollar
Ended January 31, 1999                   Shares        Amount

Shares sold                                4,657   $    47,345
Shares issued to shareholders in
reinvestment of dividends and
distributions                              4,895         49,450
                                      ----------   ------------
Total issued                               9,552         96,795
Shares redeemed                         (121,469)    (1,230,280)
                                      ----------   ------------
Net decrease                            (111,917)  $ (1,133,485)
                                      ==========   ============


Quality Bond Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               10,350    $   102,471
Shares issued to shareholders in
reinvestment of dividends                 12,748        125,532
                                      ----------   ------------
Total issued                              23,098        228,003
Shares redeemed                         (133,027)    (1,309,569)
                                      ----------   ------------
Net decrease                            (109,929)  $ (1,081,566)
                                      ==========   ============


Quality Bond Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              714,191   $  7,238,685
Shares issued to shareholders in
reinvestment of dividends and
distributions                             44,980        455,388
                                      ----------   ------------
Total issued                             759,171      7,694,073
Automatic conversion of shares            (1,217)       (12,248)
Shares redeemed                         (198,670)    (2,010,792)
                                      ----------   ------------
Net increase                             559,284   $  5,671,033
                                      ==========   ============


Quality Bond Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              238,564   $  2,356,757
Shares issued to shareholders in
reinvestment of dividends                 28,335        279,605
                                      ----------   ------------
Total issued                             266,899      2,636,362
Automatic conversion of shares            (3,080)       (30,343)
Shares redeemed                         (152,591)    (1,500,368)
                                      ----------   ------------
Net increase                             111,228   $  1,105,651
                                      ==========   ============


Quality Bond Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              263,076   $  2,667,835
Shares issued to shareholders in
reinvestment of dividends and
distributions                             19,472        197,100
                                      ----------   ------------
Total issued                             282,548      2,864,935
Shares redeemed                         (112,038)    (1,132,914)
                                      ----------   ------------
Net increase                             170,510   $  1,732,021
                                      ==========   ============


Quality Bond Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              123,241   $  1,215,099
Shares issued to shareholders in
reinvestment of dividends                 12,781        126,179
                                      ----------   ------------
Total issued                             136,022      1,341,278
Shares redeemed                          (49,669)      (489,795)
                                      ----------   ------------
Net increase                              86,353   $    851,483
                                      ==========   ============


Quality Bond Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold.                             120,258    $ 1,221,715
Automatic conversion of shares             1,217         12,248
Shares issued to shareholders in
reinvestment of dividends and
distributions                              6,072         61,552
                                      ----------   ------------
Total issued                             127,547      1,295,515
Shares redeemed                          (32,858)      (332,176)
                                      ----------   ------------
Net increase                              94,689   $    963,339
                                      ==========   ============


Quality Bond Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               18,271   $    179,315
Automatic conversion of shares             3,079         30,343
Shares issued to shareholders in
reinvestment of dividends                  3,192         31,498
                                      ----------   ------------
Total issued                              24,542        241,156
Shares redeemed                          (10,326)      (100,923)
                                      ----------   ------------
Net increase                              14,216   $    140,233
                                      ==========   ============


US Government Securities Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                               17,540    $   185,778
Shares issued to shareholders in
reinvestment of dividends and
distributions                             14,639        153,751
                                      ----------   ------------
Total issued                              32,179        339,529
Shares redeemed                         (219,139)    (2,309,136)
                                      ----------   ------------
Net decrease                            (186,960)  $ (1,969,607)
                                      ==========   ============


US Government Securities Portfolio

Class A Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               15,526   $    160,174
Shares issued to shareholders in
reinvestment of dividends and
distributions                             28,552        293,404
                                      ----------   ------------
Total issued                              44,078        453,578
Shares redeemed                         (175,447)    (1,802,826)
                                      ----------   ------------
Net decrease                            (131,369)  $ (1,349,248)
                                      ==========   ============


US Government Securities Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                            1,193,298   $ 12,670,482
Shares issued to shareholders in
reinvestment of dividends and
distributions                             33,286        350,497
                                      ----------   ------------
Total issued                           1,226,584     13,020,979
Automatic conversion of shares              (878)        (9,217)
Shares redeemed                         (448,830)    (4,731,353)
                                      ----------   ------------
Net increase                             776,876   $  8,280,409
                                      ==========   ============


US Government Securities Portfolio

Class B Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                              276,296   $  2,869,324
Shares issued to shareholders in
reinvestment of dividends and
distributions                             24,351        250,752
                                      ----------   ------------
Total issued                             300,647      3,120,076
Automatic conversion of shares            (2,614)       (26,842)
Shares redeemed                         (108,297)    (1,114,491)
                                      ----------   ------------
Net increase                             189,736   $  1,978,743
                                      ==========   ============



Merrill Lynch Asset Builder Program, Inc., January 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


US Government Securities Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold                              368,279   $  3,907,650
Shares issued to shareholders in
reinvestment of dividends and
distributions                             12,091        127,255
                                      ----------   ------------
Total issued                             380,370      4,034,905
Shares redeemed                         (131,614)    (1,386,966)
                                      ----------   ------------
Net increase                             248,756   $  2,647,939
                                      ==========   ============


US Government Securities Portfolio

Class C Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                               63,483   $    652,334
Shares issued to shareholders in
reinvestment of dividends and
distributions                             11,384        117,111
                                      ----------   ------------
Total issued                              74,867        769,445
Shares redeemed                          (50,945)      (524,818)
                                      ----------   ------------
Net increase                              23,922   $    244,627
                                      ==========   ============



US Government Securities Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1999                   Shares         Amount

Shares sold.                             144,907   $  1,551,180
Automatic conversion of shares               878          9,217
Shares issued to shareholders in
reinvestment of dividends and
distributions                              3,471         36,636
                                      ----------   ------------
Total issued                             149,256      1,597,033
Shares redeemed                          (17,654)      (186,534)
                                      ----------   ------------
Net increase                             131,602   $  1,410,499
                                      ==========   ============



US Government Securities Portfolio

Class D Shares for the Year                             Dollar
Ended January 31, 1998                   Shares         Amount

Shares sold                                9,830    $   100,818
Automatic conversion of shares             2,611         26,842
Shares issued to shareholders in
reinvestment of dividends and
distributions                              1,742         17,916
                                      ----------   ------------
Total issued                              14,183        145,576
Shares redeemed                          (14,749)      (151,042)
                                      ----------   ------------
Net decrease                                (566)  $     (5,466)
                                      ==========   ============


5. Commitments:
At January 31, 1999, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with approximate values of $89,000 and $389,000, respectively.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Builder Program, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of Merrill Lynch Asset Builder Program, Inc. (the "Program") as of January 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of Merrill Lynch Asset Builder Program, Inc. as of January 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 1999
</AUDIT-REPORT>


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Lawrence R. Fuller, Senior Vice President
Geraldine C. Gunn Hertig, Senior Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Asset Builder Program, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.